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COMBINED PROSPECTUS                                          NOVEMBER 20, 1996
                 DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
                      DREYFUS TREASURY CASH MANAGEMENT
                            [INSTITUTIONAL SHARES]
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        DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT AND DREYFUS TREASURY CASH
MANAGEMENT (EACH, A "FUND" AND COLLECTIVELY, THE "FUNDS") ARE OPEN-END MANAGEMENT INVESTMENT COMPANIES, KNOWN AS MONEY MARKET MUTUAL FUNDS. EACH FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE INVESTORS WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY AND, IN THE CASE OF DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL, NEW YORK STATE AND NEW YORK
CITY INCOME TAXES.


        THE FUNDS ARE DESIGNED FOR INSTITUTIONAL INVESTORS, PARTICULARLY BANKS, ACTING FOR THEMSELVES OR IN A FIDUCIARY, ADVISORY, AGENCY, CUSTODIAL OR SIMILAR CAPACITY. FUND SHARES MAY NOT BE PURCHASED DIRECTLY BY INDIVIDUALS, ALTHOUGH INSTITUTIONS MAY PURCHASE SHARES FOR ACCOUNTS MAINTAINED BY INDIVIDUALS. SUCH INSTITUTIONS HAVE AGREED TO TRANSMIT COPIES OF THIS PROSPECTUS TO EACH INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION PURCHASES FUND SHARES, TO THE EXTENT REQUIRED BY LAW.


        BY THIS PROSPECTUS, EACH FUND IS OFFERING INSTITUTIONAL SHARES. INVESTORS CAN INVEST, REINVEST OR REDEEM INSTITUTIONAL SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY IMPOSED BY A FUND. OTHER CLASSES OF SHARES ARE OFFERED BY THE FUNDS PURSUANT TO SEPARATE PROSPECTUSES AND ARE NOT OFFERED HEREBY. THE CLASSES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO EACH CLASS AND THE EXPENSES BORNE BY EACH CLASS WHICH MAY AFFECT PERFORMANCE. INVESTORS DESIRING TO OBTAIN INFORMATION ABOUT ANY OTHER CLASS OF SHARES SHOULD WRITE TO THE ADDRESS OR CALL THE NUMBER SET FORTH BELOW.


        THE DREYFUS CORPORATION SERVES AS EACH FUND'S INVESTMENT ADVISER. AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE
U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        SINCE DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE GREATER RISK THAN INVESTMENTS IN CERTAIN OTHER TYPES OF MONEY MARKET FUNDS.


        EACH FUND IS A SEPARATE ENTITY WITH A SEPARATE PORTFOLIO. THE OPERATIONS AND RESULTS OF ONE FUND ARE UNRELATED TO THOSE OF THE OTHER FUND. THIS COMBINED PROSPECTUS HAS BEEN PREPARED FOR INVESTORS' CONVENIENCE TO PROVIDE INVESTORS THE OPPORTUNITY TO CONSIDER TWO INVESTMENT CHOICES IN ONE DOCUMENT.


        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH FUND THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


        A STATEMENT OF ADDITIONAL INFORMATION, DATED NOVEMBER 20, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS, AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP:// WWW. SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUNDS. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO A FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.


        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
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                                 TABLE OF CONTENTS
                                                                          Page


Annual Fund Operating Expenses..................................            3
Condensed Financial Information.................................            4
Yield Information...............................................            5
Description of the Funds........................................            5
Management of the Funds.........................................            8
How to Buy Shares...............................................            8
Shareholder Services............................................            10
How to Redeem Shares............................................            10
Shareholder Services Plan.......................................            11
Dividends, Distributions and Taxes..............................            11
General Information.............................................            13
Appendix........................................................            14


                                    Page 2


                          ANNUAL FUND OPERATING EXPENSES
                   (as a percentage of average daily net assets)
                                                                                                          INSTITUTIONAL
                                                                                                              SHARES



    Management Fees............................................................                              .20%
    12b-1 Fees.................................................................                               None
    Total Fund Operating Expenses..............................................                              .20%
EXAMPLE:
    An investor would pay the following expenses on a $1,000
    investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
                                                                                                          INSTITUTIONAL
                                                                                                              SHARES
                                  1 YEAR.......................................                                $ 2
                                  3 YEARS......................................                                $ 6
                                  5 YEARS .....................................                                $11
                                  10 YEARS.....................................                                $26

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        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS
REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
------------------------------------------------------------------------------


        The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by each Fund's Institutional Shares, the payment of which will reduce investors' annual return. As to each Fund's Institutional Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all Fund expenses (exclusive of taxes, brokerage, interest on borrowing and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets. Institutions and certain Service Agents (as defined below) effecting transactions in Institutional Shares for the accounts of their clients may charge their clients direct fees in connection with such transactions; such fees are not reflected in the foregoing table. See "Management of the Funds," "How to Buy Shares" and "Shareholder Services Plan."


                                    Page 3

                        CONDENSED FINANCIAL INFORMATION


        The information in the following tables has been audited by Ernst & Young LLP, each Fund's independent auditors. Further financial data, related notes, and report of independent auditors for each Fund accompany the Statement of Additional Information, available upon request.


                              FINANCIAL HIGHLIGHTS


        Contained below for each Fund is per share operating performance data for an Institutional Share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the relevant Fund's financial statements.




                                                                              Dreyfus New York Municipal Cash Management
                                                       --------------------------------------------------------------------------
                                                                                         Year Ended July 31,
                                                       --------------------------------------------------------------------------
                                                                        1992(1)    1993       1994       1995       1996
                                                                        --------   --------   --------   --------   --------
PER SHARE DATA:
  Net asset value, beginning of year.......................               $1.00      $1.00      $1.00      $1.00      $1.00
                                                                        --------   --------   --------   --------   --------
  Investment Operations:
  Investment income--net ..................................                .022       .023       .022       .034       .034
                                                                        --------   --------   --------   --------   --------
  Distributions:
  Dividends from investment income-net.....................               (.022)     (.023)     (.022)     (.034)     (.034)
                                                                        --------   --------   --------   --------   --------
  Net asset value, end of year.............................               $1.00      $1.00      $1.00      $1.00      $1.00
                                                                        ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN ...................................            3.02%(2)       2.27%      2.23%      3.46%      3.44%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..................             .20%(2)        .20%       .20%       .20%       .20%
  Ratio of net investment income to average net assets ....            2.71%(2)       2.20%      2.18%      3.42%      3.33%
  Decrease reflected in above expense ratios due to
  undertaking by The Dreyfus Corporation...................             .37%(2)        .18%       .06%       --         --
  Net Assets, end of year (000's omitted)..................             $76,830   $116,527    $82,755   $101,309   $132,370
(1).From November 4, 1991 (commencement of operations) to July 31, 1992.
(2).Annualized.

                                    Page 4

                                                                    DREYFUS TREASURY CASH MANAGEMENT
                         --------------------------------------------------------------------------------------------------------
                                                                          Year Ended July 31,
                         --------------------------------------------------------------------------------------------------------
                            1987(1)   1988     1989       1990       1991       1992       1993       1994       1995       1996
                            -------  -------  -------    -------    -------    -------    -------    -------    -------    ------
PER SHARE DATA:
  Net asset value,
   beginning of year          $1.00    $1.00    $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00     $1.00
                            -------  -------  -------    -------    -------    -------    -------    -------    -------    ------
  Investment Operations:
  Investment income--net ..    .053     .066     .085       .082       .069       .045       .031      .032        .052      .054
                            -------  -------  -------    -------    -------    -------    -------    -------    -------    ------
  Distributions:
  Dividends from investment
   income-net                 (.053)   (.066)   (.085)     (.082)     (.069)     (.045)     (.031)     (.032)     (.052)    (.054)
                            -------  -------  -------    -------    -------    -------    -------    -------    -------    ------
  Net asset value,
   end of year.               $1.00    $1.00    $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00     $1.00
                            =======  =======  =======    =======    =======    =======    =======    =======    =======    ======
TOTAL INVESTMENT RETURN..  6.00%(2)     6.81%    8.88%      8.56%      7.10%      4.62%      3.14%      3.27%      5.34%     5.51%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
   average net assets       .20%(2)      .20%     .20%       .20%       .20%       .20%       .20%       .20%       .20%      .20%
  Ratio of net
   investment income
  to average net assets... 5.93%(2)     6.62%    8.53%      8.19%      6.75%      4.45%      3.12%      3.18%      5.22%     5.35%
  Decrease reflected in
   above expense ratios
  due to undertaking by
  The Dreyfus Corporation.....  .10%     .06%     .05%       .07%       .06%       .05%       .04%       .01%       --        --
  Net Assets, end of year
  (000's omitted)..........$483,360 $722,268 $777,371 $1,558,493 $2,643,267 $4,103,056.$2,406,604 $1,982,582 $1,951,105 $2,419,830
(1)From September 4, 1986 (commencement of operations) to July 31, 1987.
(2)Annualized.

                                  YIELD INFORMATION
        From time to time, each Fund advertises the yield and effective yield of its Institutional Shares. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield for Institutional Shares of the Fund refers to the income generated by an investment in Institutional Shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in Institutional Shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. A Fund's yield and effective yield for Institutional Shares may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Funds."
        Yield information is useful in reviewing the performance of a Fund's Institutional Shares, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.


        As to Dreyfus New York Municipal Cash Management, tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate (in the case of the Fund, typically the combined highest Federal, New York State and New York City personal income tax rates), would be equivalent to a stated yield or effective yield calculated as described above.


        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitortrademark, IBC's Money Fund Reporttrademark, Morningstar, Inc. and other industry publications.

                            DESCRIPTION OF THE FUNDS
GENERAL


        WHEN USED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, THE TERMS "INVESTOR" AND "SHAREHOLDER" REFER TO THE INSTITUTION PURCHASING FUND SHARES AND DO NOT REFER TO ANY INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION MAY PURCHASE FUND SHARES. Such institutions have agreed to transmit copies of this Prospectus and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the institution purchases Fund Shares, to the extent required by law.


INVESTMENT OBJECTIVE
        The investment objective of each Fund is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity and, in the case of Dreyfus New York Municipal Cash Management only, which is exempt from Federal, New York State and New York City income taxes. Each Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Fund's outstanding voting shares. There can be no assurance that a Fund's investment objective will be achieved. Each Fund pursues its investment objective in the manner described
                                    Page 5
below. Securities in which a Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value. MANAGEMENT POLICIES
        Each Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, each Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized below.


        In accordance with Rule 2a-7, each Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and, in the case of Dreyfus New York Municipal Cash Management, which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board. The nationally recognized statistical rating organizations currently rating instruments of the type Dreyfus New York Municipal Cash Management may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co., Fitch Investors Service, L.P. ("Fitch"), IBCA Limited and IBCA Inc. and Thomson BankWatch, Inc. and their rating criteria are described in "Appendix B" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share.



DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT-- To accomplish its investment objective, the Fund invests primarily in debt securities of the State of New York, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, New York State, and New York City income taxes (collectively, "New York Municipal Obligations"). To the extent acceptable New York Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest, for temporary defensive purposes, primarily in other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not New York State or New York City, income tax. Debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Obligations") generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations bear fixed, floating or variable rates of interest. See "Appendix_Certain Portfolio Securities."


        It is a fundamental policy of the Fund that it will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Under normal circumstances, at least 65% of the value of the Fund's net assets will be invested in New York Municipal Obligations and the remainder may be invested in securities which are not New York Municipal Obligations and therefore may be subject to New York State and New York City income taxes. See "Investment Considerations and Risks _ Investing in New York Municipal Obligations" below and "Dividends, Distributions and Taxes." The Fund is classified as a non-diversified investment company.


        From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective.


        From time to time, on a temporary basis other than for temporary purposes(but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable money market instruments ("Taxable Investments") of the quality described under "Appendix -- Certain Portfolio Securities -- Taxable Investments."


DREYFUS TREASURY CASH MANAGEMENT -- To achieve its investment objective, the Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government and repurchase agreements in respect of these securities. See "Appendix -- Certain Portfolio Securities." The Fund is classified as a diversified investment company.


INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- Each Fund attempts to increase yield by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since each Fund usually will not pay brokerage commissions when it purchases short-term debt obligations, including U.S. Government
                               Page 6
securities. The value of the portfolio securities held by each Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.


INVESTING IN MUNICIPAL OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a fund that does not follow this practice.


        Certain municipal lease/purchase obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
        Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Funds and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in its structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.


INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Since the Fund is concentrated in securities issued by New
York or entities within New York, an investment in the Fund may involve greater risk than investments in certain other types of money market funds. Investors should consider carefully the special risks inherent in investing in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990's added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. The State's financial operations have improved, however, during recent fiscal years. For its fiscal periods 1993 through 1996, the State recorded balanced budgets on a cash basis, with substantial fund balances in the General Fund in fiscal 1992-93 and 1993-94 and smaller fund balances in fiscal 1994-95 and 1995-96. There can be no assurance that the State will not face substantial potential budget gaps in future years. Investors should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.


NON-DIVERSIFIED STATUS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- The classification of the Fund as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's investments may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.
                                    Page 7
SIMULTANEOUS INVESTMENTS -- Investment decisions for each Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
                            MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as each Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of September 30, 1996, The Dreyfus Corporation managed or administered approximately $81 billion in assets for more than
1.7 million investor accounts nationwide.

        The Dreyfus Corporation supervises and assists in the overall management of each Fund's affairs under a separate Management Agreement with each Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $220 billion in assets as of June 30, 1996, including approximately $83 billion in proprietary mutual fund assets. As of June 30, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $876 billion in assets, including approximately $57 billion in mutual fund assets.
        For the fiscal year ended July 31, 1996, each Fund paid The Dreyfus Corporation a monthly management fee at the annual rate of .20 of 1% of the value of such Fund's average daily net assets.


        As to each Fund's Institutional Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all expenses of the Fund (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets. No Fund will reimburse The Dreyfus Corporation for any amounts it may bear.


        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of a Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for a Fund. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation may pay the Funds' distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Funds' distributor may use part or all of such payments to pay Service Agents in respect of these services.


DISTRIBUTOR -- The Funds' distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is each Fund's Custodian. Wells Fargo Bank, N.A., 707 Wilshire Boulevard, Los Angeles, California 90017, is Sub-custodian (the "Sub-custodian") as to Dreyfus Treasury Cash Management.


                              HOW TO BUY SHARES


GENERAL


        The Funds are designed for institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity. Institutional Shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Generally, each investor will be required to open a single master account with the Fund for all purposes. In certain cases, the Fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the
                                    Page 8
investor acts in some other capacity. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services.
        The minimum initial investment to purchase Institutional Shares is $10,000,000, unless: (a) the investor has invested at least $10,000,000 in the aggregate among any class of shares of a Fund, Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus Institutional Short Term Treasury Fund, Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, and Dreyfus Treasury Prime Cash Management; or (b) the investor has, in the opinion of Dreyfus Institutional Services Division, adequate intent and availability of funds to reach a future level of investment of $10,000,000 among any class of shares of the funds identified above. There is no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. Share certificates are issued only upon the investor's written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order.
        Management understands that some financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") and other institutions may charge their clients fees in connection with purchases of Institutional Shares for the accounts of their clients. Service Agents may receive different levels of compensation for selling different classes of shares. Investors should consult their Service Agents in this regard.
        Institutional Shares may be purchased by wire, by telephone or through compatible computer facilities. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone or to determine whether their computer facilities are compatible with the Fund's, investors should call one of the telephone numbers listed under "General Information" in this Prospectus.
        Institutional Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Custodian, Sub-custodian or other agent or entity subject to the direction of such agents. If an investor does not remit Federal Funds, its payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested.
          Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject an investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").


DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- The Fund's net asset value per share is determined as of 12:00 Noon, New York time, on each day the New York Stock Exchange is open for business. Net asset value per share of each class of shares is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.


          Except in the case of telephone orders, investors whose payments are received in or converted into Federal Funds by 12:00 Noon, New York time, by the Custodian will receive the dividend declared that day. Investors whose payments are received in or converted into Federal Funds after 12:00 Noon, New York time, by the Custodian will begin to accrue dividends on the following business day.


          A telephone order placed to Dreyfus Institutional Services Division will become effective at the price determined at 12:00 Noon, New York time, and the shares purchased will receive the dividend declared on that day, if such order is placed by 12:00 Noon, New York time, and Federal Funds are received by the Custodian by 4:00 p.m., New York time, on that day.



DREYFUS TREASURY CASH MANAGEMENT -- The Fund's net asset value per share is determined as of 5:00 p.m., New York time/2:00 p.m., California time, on each day the New York Stock Exchange is open for business. Net asset value per share of each class of shares is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.


        Except in the case of telephone orders, investors whose payments are received in or converted into Federal Funds by 12:00 Noon, New York time, by the Custodian or received in Federal Funds by 12:00 Noon, California time, by the Sub-custodian, will receive the dividend declared that day. Investors whose payments are received in or converted into Federal Funds after 12:00 Noon, New York time, by the Custodian, or received in Federal Funds after 12:00 Noon, California time, by the Sub-custodian, will begin to accrue dividends on the following business day.


        A telephone order placed to Dreyfus Institutional Services Division in New York will become effective at the price determined at 5:00 p.m., New York time, and the shares purchased will receive the dividend declared on that day, if
                                    Page 9
such order is placed by 5:00 p.m., New York time, and Federal Funds are received by the Custodian by 6:00 p.m., New York time, on that day.
A telephone order placed to Dreyfus Institutional Services Division in California will become effective at the price determined at 2:00 p.m., California time, and the shares purchased will receive the dividend declared on that day, if such order is placed by 12:00 Noon, California time, and Federal Funds are received by the Sub-custodian by 4:00 p.m., California time, on that day.


                             SHAREHOLDER SERVICES
FUND EXCHANGES -- An investor may purchase, in exchange for Institutional Shares of a Fund, Institutional Shares of the other Fund or of Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus Institutional Short Term Treasury Fund, Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management or Dreyfus Treasury Prime Cash Management, which have different investment objectives and management policies that may be of interest to investors. Upon an exchange into a new account the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Redemption by Wire or Telephone, Redemption Through Compatible Computer Facilities and the dividend/capital gain distribution option selected by the investor.
        To request an exchange, exchange instructions must be given in writing or by telephone. See "How to Redeem Shares_Procedures." Before any exchange into a fund offered by another prospectus, the investor must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling one of the telephone numbers listed under "General Information" in this Prospectus. Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. No fees currently are charged investors directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge investors a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. Each Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to investors. See "Dividends, Distributions and Taxes."


        An investor who wishes to redeem Institutional Shares and purchase shares of another class of a fund identified above identified above should contact Dreyfus Institutional Services Division by calling one of the telephone numbers listed under "General Information" in this Prospectus, and should obtain and review a copy of the current prospectus for the relevant share class which the investor wishes to purchase.


DREYFUS AUTO-EXCHANGE PRIVILEGE -- Dreyfus Auto-Exchange Privilege enables an investor to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for Institutional Shares of a Fund, in Institutional Shares of the other Fund or of Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Institutional Short Term Treasury Fund, Dreyfus Government Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, or Dreyfus Treasury Prime Cash Management, if the investor is a shareholder in such fund. The amount an investor designates, which can be expressed either in terms of a specific dollar or share amount, will be exchanged automatically on the first and/or fifteenth of the month according to the schedule that the investor has selected. Shares will be exchanged at the then-current net asset value. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. An investor may modify or cancel the exercise of this Privilege at any time by mailing written notification to Dreyfus Institutional Services Division, EAB Plaza, 144 Glenn Curtiss Boulevard, 8th Floor, Uniondale, New York 11556-0144. Each Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call one of the telephone numbers listed under "General Information." See "Dividends, Distributions and Taxes."
                             HOW TO REDEEM SHARES
GENERAL
        Investors may request redemption of Institutional Shares at any time and the shares will be redeemed at the next determined net asset value.


        Neither Fund imposes charges when Institutional Shares are redeemed. Service Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any share certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the respective Fund's then-current net asset value.


        Each Fund ordinarily will make payment for all Institutional Shares redeemed within seven days after receipt by Dreyfus Institutional Services Division of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.


DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- If a request for redemption is received in proper form by Dreyfus Institutional Services Division by 12:00 Noon, New York time, the proceeds of the redemption, if transfer by
                                    Page 10
wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. If the request is received later that day by Dreyfus Institutional Services Division, the shares will receive the dividend declared on that day and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day.


DREYFUS TREASURY CASH MANAGEMENT -- If a request for redemption is received in proper form in New York by 5:00 p.m., New York time, or in Los Angeles by 12:00 Noon, California time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. If the request is received later that day by Dreyfus Institutional Services Division in New York or Los Angeles, the shares will receive the dividend declared on that day and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day.


PROCEDURES
        Investors may redeem Institutional Shares by wire or telephone, or through compatible computer facilities as described below.
        If an investor selects a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless the investor refuses it), the investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if they do not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

        During times of drastic economic or market conditions, investors may experience difficulty in contacting the Fund or its designated agents by telephone to request a redemption or exchange of Institutional Shares. In such cases, investors should consider using the other redemption procedures described herein.
REDEMPTION BY WIRE OR TELEPHONE -- Investors may redeem Institutional Shares by wire or telephone. The redemption proceeds will be paid by wire transfer. Investors can redeem Institutional Shares by telephone by calling one of the telephone numbers listed under "General Information." Each Fund reserves the right to refuse any request made by wire or telephone and may limit the amount involved or the number of telephone redemptions. This procedure may be modified or terminated at any time by the Transfer Agent or a Fund. The Statement of Additional Information sets forth instructions for redeeming shares by wire. Shares for which certificates have been issued may not be redeemed by wire or telephone.
REDEMPTION THROUGH COMPATIBLE COMPUTER FACILITIES -- Each Fund makes available to institutions the ability to redeem shares through compatible computer facilities. Investors desiring to redeem shares in this manner should call Dreyfus Institutional Services Division at one of the telephone numbers listed under "General Information" to determine whether their computer facilities are compatible and to receive instructions for redeeming Institutional Shares in this manner.
                            SHAREHOLDER SERVICES PLAN


        Institutional Shares of each Fund are subject to a separate Shareholder Services Plan pursuant to which each Fund has agreed to reimburse Dreyfus Service Corporation an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets attributable to Institutional Shares for certain allocated expenses of providing personal services to, and/or maintaining accounts of, holders of Institutional Shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Dreyfus Corporation, and not the Fund, currently reimburses Dreyfus Service Corporation for any such allocated expenses with respect to Institutional Shares. See "Management of the Funds."


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


        Each Fund ordinarily declares dividends from net investment income on each day the New York Stock Exchange is open for business. Institutional Shares begin earning income dividends on the day the purchase order is effective. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the prior business day. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional Institutional Shares at net asset value or, at the investor's option, paid in cash. If an investor redeems all Institutional Shares in its account at any time during the month, all dividends to which the investor is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the
                                    Page 11
Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Neither Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Investors may choose whether to receive distributions in cash or to reinvest in additional Institutional Shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of shares will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a class will be borne exclusively by such class.



        Dividends paid by Dreyfus Treasury Cash Management derived from net investment income and dividends paid by Dreyfus New York Municipal Cash Management derived from Taxable Investments, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, are taxable as ordinary income, whether received in cash or reinvested in Institutional Shares, if the beneficial holder of shares is a citizen or resident of the United States. No dividends paid by a Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains, if any, generally are taxable as long-term capital gains for Federal income tax purposes if the beneficial holder of shares is a citizen or resident of the United States, regardless of how long shareholders have held their shares and whether such distributions are received in cash or reinvested in additional shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%.


        Except for dividends from Taxable Investments, it is anticipated that substantially all dividends paid by Dreyfus New York Municipal Cash Management will not be subject to Federal, New York State and New York City personal income taxes. Although all or a substantial portion of the dividends paid by the Fund may be excluded by the beneficial holders of Fund shares from their gross income for Federal income tax purposes, the Fund may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "adjusted current earnings" preference item for purposes of the corporate alternative minimum tax as well as a component in computing the corporate environmental tax or (iii) a factor in determining the extent to which the Social Security benefits of a beneficial holder of Fund shares are taxable. If the Fund purchases such securities, the portion of the Fund's dividends related thereto will not necessarily be tax exempt to a beneficial holder of Fund shares who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause a beneficial holder of Fund shares to be subject to such taxes.



        Dividends paid by Dreyfus Treasury Cash Management derived from net investment income attributable to interest from direct obligations of the United States currently are not subject to state personal income tax. Dividends paid by the Fund may be subject to state and local corporate income and/or franchise taxes. In certain jurisdictions, Fund shareholders may be subject to state and local taxes with respect to ownership of Fund shares or distributions from the Fund. The Fund intends to provide shareholders with a statement which sets forth the percentage of dividends paid by the Fund which are attributable to interest income from direct obligations of the United States.


        Taxable dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign person claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign person certifies his non-U.S. residency status.


        Notice as to the tax status of an investor's dividends and distributions will be mailed to such investor annually. Each investor also will receive periodic summaries of such investor's account which will include information as to dividends and distributions from securities gains, if any, paid during the year. For Dreyfus New York Municipal Cash Management, these statements will set forth the dollar amount of income exempt from Federal, New York State, and New York City taxes and the dollar amount, if any, subject to such taxes. These dollar amounts will vary depending on the size and length of time of the investor's investment in the Fund. If Dreyfus New York Municipal Cash Management pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividend as the actual taxable income earned on the day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.

        The exchange of shares of one fund for shares of another fund is treated for Federal income tax purposes as a sale of the shares given in exchange by the investor and, therefore, an exchanging investor may realize a taxable gain or loss.
        Federal regulations generally require each Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends and distributions from net realized securities gains of the Fund paid to a shareholder if such
                                    Page 12
shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


        Management believes that each Fund has qualified for its respective fiscal year as a "regulated investment company" under the Code. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Fund is subject to a nondeductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


        Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes.
                              GENERAL INFORMATION


        Dreyfus New York Municipal Cash Management and Dreyfus Treasury Cash Management each were organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a separate Agreement and Declaration of Trust (the "Trust Agreement") dated September 12, 1990, and June 4, 1986, respectively, and commenced operations November 4, 1991, and September 4, 1986, respectively. Each Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each Fund's shares are classified into four classes. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law or with respect to any matter which affects only one class.


        Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of a Fund. However, each Fund's Trust Agreement disclaims shareholder liability for acts or obligations of such Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Each Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held person ally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Fund. Each Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of its shareholders for liabilities of the Fund. As described under "Management of the Funds" in the Statement of Additional Information, ordinarily, neither Fund will hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Board members.


        The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.


        Investor inquiries may be made by writing to a Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, by calling in New York State 1-718-895-1650;
outside New York State call toll free 1-800-346-3621. Individuals or entities for whom institutions may purchase or redeem Institutional Shares should call toll free 1-800-554-4611.
        The Glass-Steagall Act and other applicable laws prohibit Federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will perform only administrative and shareholder servicing functions. While the matter is not free from doubt, each Fund's Board members believe that such laws should not preclude a bank from acting on behalf of clients as contemplated by this Prospectus. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of the activities contemplated by this Prospectus. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of a Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. The Funds do not expect that respective shareholders would suffer any adverse financial consequences as a result of any of these occurrences.
        Although each Fund is offering only its own shares, it is possible that one Fund might become liable for any misstatement in this Prospectus about the other Fund. Each Fund's Board has considered this factor in approving the use of this combined Prospectus.
                                    Page 13

                                    APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY -- Each Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser or cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.
FORWARD COMMITMENTS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- The Fund may purchase Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of permissible liquid assets at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.
CERTAIN PORTFOLIO SECURITIES
U.S. TREASURY SECURITIES (DREYFUS TREASURY CASH MANAGEMENT) -- The Fund may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities, and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. REPURCHASE AGREEMENTS (DREYFUS TREASURY CASH MANAGEMENT) -- The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.
MUNICIPAL OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.


CERTAIN TAX EXEMPT OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT)
-- The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to the Fund's portfolio securities could cause losses to the Fund and affect its share price. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

                                    Page 14

TAX EXEMPT PARTICIPATION INTERESTS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- The Fund may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Fund, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.
STAND-BY COMMITMENTS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.


TAXABLE INVESTMENTS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- To the extent set forth in this Prospectus, the Fund may invest in Taxable Investments consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. See "Certain Portfolio Securities" above and "Investment Objective and Management Policies_Portfolio Securities" in the Statement of Additional Information for more information on Taxable Investments. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.



ILLIQUID SECURITIES -- Each Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, each Fund is subject to a risk that should it desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of such Fund's net assets could be adversely affected.


        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN EACH FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF SUCH FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                    Page 15

COMBINED
PROSPECTUS
FOR
Dreyfus New York
Municipal
Cash Management

Dreyfus Treasury
Cash Management
[INSTITUTIONAL SHARES]

Registration Mark

Copy Rights 1996 Dreyfus Service Corporation
                                      287/521p112096


------------------------------------------------------------------------------
COMBINED PROSPECTUS                                          NOVEMBER 20, 1996
                  DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
                       DREYFUS TREASURY CASH MANAGEMENT
                            [ADMINISTRATIVE SHARES]
------------------------------------------------------------------------------


        DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT AND DREYFUS TREASURY CASH MANAGEMENT (EACH, A "FUND" AND COLLECTIVELY, THE "FUNDS"), ARE OPEN-END MANAGEMENT INVESTMENT COMPANIES, KNOWN AS MONEY MARKET MUTUAL FUNDS. EACH FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE INVESTORS WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY AND, IN THE CASE OF DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL, NEW YORK STATE AND NEW YORK CITY INCOME TAXES.


        THE FUNDS ARE DESIGNED FOR INSTITUTIONAL INVESTORS, PARTICULARLY BANKS, ACTING FOR THEMSELVES OR IN A FIDUCIARY, ADVISORY, AGENCY, CUSTODIAL OR SIMILAR CAPACITY. FUND SHARES MAY NOT BE PURCHASED DIRECTLY BY INDIVIDUALS, ALTHOUGH INSTITUTIONS MAY PURCHASE SHARES FOR ACCOUNTS MAINTAINED BY INDIVIDUALS. SUCH INSTITUTIONS HAVE AGREED TO TRANSMIT COPIES OF THIS PROSPECTUS TO EACH INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION PURCHASES FUND SHARES, TO THE EXTENT REQUIRED BY LAW.


        BY THIS PROSPECTUS, EACH FUND IS OFFERING ADMINISTRATIVE SHARES. ADMINISTRATIVE SHARES BEAR CERTAIN COSTS PURSUANT TO A SERVICE PLAN ADOPTED IN ACCORDANCE WITH RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940. INVESTORS CAN INVEST, REINVEST OR REDEEM ADMINISTRATIVE SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY IMPOSED BY A FUND. OTHER CLASSES OF SHARES ARE OFFERED BY THE FUNDS PURSUANT TO SEPARATE PROSPECTUSES AND ARE NOT OFFERED HEREBY. THE CLASSES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO EACH CLASS AND THE EXPENSES BORNE BY EACH CLASS WHICH MAY AFFECT PERFORMANCE. INVESTORS DESIRING TO OBTAIN INFORMATION ABOUT ANY OTHER CLASS OF SHARES SHOULD WRITE TO THE ADDRESS OR CALL THE NUMBER SET FORTH BELOW.


        THE DREYFUS CORPORATION SERVES AS EACH FUND'S INVESTMENT ADVISER. AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE
U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        SINCE DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE GREATER RISK THAN INVESTMENTS IN CERTAIN OTHER TYPES OF MONEY MARKET FUNDS.


        EACH FUND IS A SEPARATE ENTITY WITH A SEPARATE PORTFOLIO. THE OPERATIONS AND RESULTS OF ONE FUND ARE UNRELATED TO THOSE OF THE OTHER FUND. THIS COMBINED PROSPECTUS HAS BEEN PREPARED FOR INVESTORS' CONVENIENCE TO PROVIDE INVESTORS THE OPPORTUNITY TO CONSIDER TWO INVESTMENT CHOICES IN ONE DOCUMENT.


        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH FUND THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        A STATEMENT OF ADDITIONAL INFORMATION, DATED NOVEMBER 20, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS, AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP:// WWW. SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUNDS. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO A FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                                                                          Page


Annual Fund Operating Expenses..................................            3
Condensed Financial Information.................................            4
Yield Information...............................................            5
Description of the Funds........................................            5
Management of the Funds.........................................            8
How to Buy Shares...............................................            8
Shareholder Services............................................            10
How to Redeem Shares............................................            10
Service Plan....................................................            11
Dividends, Distributions and Taxes..............................            11
General Information.............................................            13
Appendix........................................................            14


                                    Page 2


                         ANNUAL FUND OPERATING EXPENSES
                  (as a percentage of average daily net assets)
                                                                                                          ADMINISTRATIVE
                                                                                                              SHARES





    Management Fees............................................................                              .20%
    12b-1 Fees (distribution and servicing)....................................                              .10%
    Total Fund Operating Expenses..............................................                              .30%
EXAMPLE:
    An investor would pay the following expenses on a $1,000
    investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
                                                                                                          ADMINISTRATIVE
                                                                                                              SHARES
                                  1 YEAR.......................................                                $ 3
                                  3 YEARS......................................                                $10
                                  5 YEARS .....................................                                $17
                                  10 YEARS.....................................                                $38

------------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
------------------------------------------------------------------------------


        The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by each Fund's Administrative Shares, the payment of which will reduce investors' annual return. As to each Fund's Administrative Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all Fund expenses (exclusive of taxes, brokerage, interest on borrowing and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by each Fund: (i) the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) payments made pursuant to the Fund's Service Plan at the annual rate of .10 of 1% of the value of the Fund's average daily net assets attributable to Administrative Shares. Institutions and certain Service Agents (as defined below) effecting transactions in Administrative Shares for the accounts of their clients may charge their clients direct fees in connection with such transactions; such fees are not reflected in the foregoing table. See "Management of the Funds," "How to Buy Shares" and "Service Plan."


                                    Page 3

                       CONDENSED FINANCIAL INFORMATION


        The information in the following tables pertains to the Funds' Institutional Shares, which are not offered pursuant to this Prospectus, and has been audited by Ernst & Young LLP, each Fund's independent auditors. Further financial data, related notes, and report of independent auditors for each Fund, with respect to Institutional Shares, accompany the Statement of Additional Information, available upon request. No financial information is provided for the Funds' Administrative Shares which had not been offered as of the date of the financial statements. The distribution and service fee paid by Administrative Shares will cause such shares to have a higher expense ratio, to pay lower dividends, and to have a lower total investment return than Institutional Shares.


                              FINANCIAL HIGHLIGHTS


        Contained below for each Fund is per share operating performance data for an Institutional Share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the relevant Fund's financial statements.




                                                           Dreyfus New York Municipal Cash Management -- Institutional Shares
                                                       --------------------------------------------------------------------------
                                                                                         Year Ended July 31,
                                                       --------------------------------------------------------------------------
                                                                        1992(1)    1993       1994       1995       1996
                                                                        --------   --------   --------   --------   --------
PER SHARE DATA:
  Net asset value, beginning of year.......................               $1.00      $1.00      $1.00      $1.00      $1.00
                                                                        --------   --------   --------   --------   --------
  Investment Operations:
  Investment income--net ..................................                .022       .023       .022       .034       .034
                                                                        --------   --------   --------   --------   --------
  Distributions:
  Dividends from investment income-net.....................               (.022)     (.023)     (.022)     (.034)     (.034)
                                                                        --------   --------   --------   --------   --------
  Net asset value, end of year.............................               $1.00      $1.00      $1.00      $1.00      $1.00
                                                                        ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN ...................................            3.02%(2)       2.27%      2.23%      3.46%      3.44%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..................             .20%(2)        .20%       .20%       .20%       .20%
  Ratio of net investment income to average net assets ....            2.71%(2)       2.20%      2.18%      3.42%      3.33%
  Decrease reflected in above expense ratios due to
  undertaking by The Dreyfus Corporation...................             .37%(2)        .18%       .06%       --         --
  Net Assets, end of year (000's omitted)..................             $76,830   $116,527    $82,755   $101,309   $132,370
(1).From November 4, 1991 (commencement of operations) to July 31, 1992.
(2).Annualized.

                                    Page 4

                                                   DREYFUS TREASURY CASH MANAGEMENT -- Institutional Shares
                         --------------------------------------------------------------------------------------------------------
                                                                      Year Ended July 31,
                         --------------------------------------------------------------------------------------------------------
                            1987(1)   1988     1989       1990       1991       1992       1993       1994       1995       1996
                            -------  -------  -------    -------    -------    -------    -------    -------    -------    ------
PER SHARE DATA:
  Net asset value,
   beginning of year          $1.00    $1.00    $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00     $1.00
                            -------  -------  -------    -------    -------    -------    -------    -------    -------    ------
  Investment Operations:
  Investment income--net ..    .053     .066     .085       .082       .069       .045       .031      .032        .052      .054
                            -------  -------  -------    -------    -------    -------    -------    -------    -------    ------
  Distributions:
  Dividends from investment
   income-net                 (.053)   (.066)   (.085)     (.082)     (.069)     (.045)     (.031)     (.032)     (.052)....(.054)
                            -------  -------  -------    -------    -------    -------    -------    -------    -------    ------
  Net asset value,
   end of year.               $1.00    $1.00    $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00     $1.00
                            =======  =======  =======    =======    =======    =======    =======    =======    =======    ======
TOTAL INVESTMENT RETURN..  6.00%(2)     6.81%    8.88%      8.56%      7.10%      4.62%      3.14%      3.27%      5.34%     5.51%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
   average net assets       .20%(2)      .20%     .20%       .20%       .20%       .20%       .20%       .20%       .20%      .20%
  Ratio of net
   investment income
  to average net assets... 5.93%(2)     6.62%    8.53%      8.19%      6.75%      4.45%      3.12%      3.18%      5.22%     5.35%
  Decrease reflected in
   above expense ratios
  due to undertaking by
  The Dreyfus Corporation.....  .10%     .06%     .05%       .07%       .06%       .05%       .04%       .01%        --        --
  Net Assets, end of year
  (000's omitted)..........$483,360 $722,268 $777,371 $1,558,493 $2,643,267 $4,103,056.$2,406,604 $1,982,582 $1,951,105 $2,419,830
(1)From September 4, 1986 (commencement of operations) to July 31, 1987.
(2)Annualized.

                              YIELD INFORMATION
        From time to time, each Fund advertises the yield and effective yield of its Administrative Shares. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield for Administrative Shares of the Fund refers to the income generated by an investment in Administrative Shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in Administrative Shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. A Fund's yield and effective yield for Administrative Shares may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Funds."
        Yield information is useful in reviewing the performance of a Fund's Administrative Shares, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.


        As to Dreyfus New York Municipal Cash Management, tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate (in the case of the Fund, typically the combined highest Federal, New York State and New York City personal income tax rates), would be equivalent to a stated yield or effective yield calculated as described above.



        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitortrademark, IBC's Money Fund Reporttrademark, Morningstar, Inc. and other industry publications.
                           DESCRIPTION OF THE FUNDS
GENERAL


        WHEN USED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, THE TERMS "INVESTOR" AND "SHAREHOLDER" REFER TO THE INSTITUTION PURCHASING FUND SHARES AND DO NOT REFER TO ANY INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION MAY PURCHASE FUND SHARES. Such institutions have agreed to transmit copies of this Prospectus and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the institution purchases Fund shares, to the extent required by law.


INVESTMENT OBJECTIVE
        The investment objective of each Fund is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity and, in the case of Dreyfus New York Municipal Cash Management only, which is exempt from Federal, New York State and New York City income taxes. Each Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Fund's outstanding voting shares. There can be no assurance that a Fund's investment objective will be achieved. Each Fund pursues its investment objective in the manner described below. Securities in which a Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.
                                    Page 5

MANAGEMENT POLICIES
        Each Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, each Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized below.


        In accordance with Rule 2a-7, each Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and, in the case of Dreyfus New York Municipal Cash Management, which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board. The nationally recognized statistical rating organizations currently rating instruments of the type Dreyfus New York Municipal Cash Management may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co., Fitch Investors Service, L.P. ("Fitch"), IBCA Limited and IBCA Inc. and Thomson BankWatch, Inc. and their rating criteria are described in "Appendix B" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share.



DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT-- To accomplish its investment objective, the Fund invests primarily in debt securities of the State of New York, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, New York State, and New York City income taxes (collectively, "New York Municipal Obligations"). To the extent acceptable New York Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest, for temporary defensive purposes, primarily in other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not New York State or New York City, income tax. Debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Obligations") generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations bear fixed, floating or variable rates of interest. See "Appendix_Certain Portfolio Securities."


        It is a fundamental policy of the Fund that it will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Under normal circumstances, at least 65% of the value of the Fund's net assets will be invested in New York Municipal Obligations and the remainder may be invested in securities which are not New York Municipal Obligations and therefore may be subject to New York State and New York City income taxes. See "Investment Considerations and Risks _ Investing in New York Municipal Obligations" below and "Dividends, Distributions and Taxes." The Fund is classified as a non-diversified investment company.


        From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective.


        From time to time on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable money market instruments ("Taxable Investments") of the quality described under "Appendix_Certain Portfolio Securities -- Taxable Investments."


DREYFUS TREASURY CASH MANAGEMENT -- To achieve its investment objective, the Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government and repurchase agreements in respect of these securities. See "Appendix--Certain Portfolio Securities." The Fund is classified as a diversified investment company.


INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- Each Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since each Fund usually does not pay brokerage commissions when it purchases short-term debt obligations, including U.S. Government securities. The value of the portfolio securities held by each Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a secu-

                                    Page 6

rity was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.


INVESTING IN MUNICIPAL OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a fund that does not follow this practice.


        Certain municipal lease/purchase obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis,a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
        Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Funds and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in its structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.


INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Since the Fund is concentrated in securities issued by New York or entities within New York, an investment in the Fund may involve greater risk than investments in certain other types of money market funds. Investors should consider carefully the special risks inherent in investing in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990's added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. The State's financial operations have improved, however, during recent fiscal years. For its fiscal periods 1993 through 1996, the State recorded balanced budgets on a cash basis, with substantial fund balances in the General Fund in fiscal 1992-93 and 1993-94 and smaller fund balances in fiscal 1994-95 and 1995-96. There can be no assurance that the State will not face substantial potential budget gaps in future years. Investors should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.


NON-DIVERSIFIED STATUS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- The classification of the Fund as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's investments may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.
SIMULTANEOUS INVESTMENTS -- Investment decisions for each Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to
                                    Page 7
invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
                           MANAGEMENT OF THE FUNDS


INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as each Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of September 30, 1996, The Dreyfus Corporation managed or administered approximately $81 billion in assets for more than 1.7 million investor accounts nationwide.


        The Dreyfus Corporation supervises and assists in the overall management of each Fund's affairs under a separate Management Agreement with each Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $220 billion in assets as of June 30, 1996, including approximately $83 billion in proprietary mutual fund assets. As of June 30, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $876 billion in assets, including approximately $57 billion in mutual fund assets.
        For the fiscal year ended July 31, 1996, each Fund paid The Dreyfus Corporation a monthly management fee at the annual rate of .20 of 1% of the value of such Fund's average daily net assets.


        As to each Fund's Administrative Shares, unless The Dreyfus Corporation gives such Fund's investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all expenses of the Fund (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by each Fund: (i)the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) payments made pursuant to each Fund's Service Plan at the annual rate of .10 of 1% of the value of the Fund's average daily net assets attributable to Administrative Shares. No Fund will reimburse The Dreyfus Corporation for any amounts it may bear.


        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of a Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for a Fund. See "Portfolio Transactions" in the Statement of Additional Information.

        The Dreyfus Corporation may pay the Funds' distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Funds' distributor may use part or all of such payments to pay Service Agents in respect of these services.


DISTRIBUTOR -- The Funds' distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is each Fund's Custodian. Wells Fargo Bank, N.A.,707 Wilshire Boulevard, Los Angeles,California 90017, is Sub-custodian (the "Sub-custodian") as to Dreyfus Treasury Cash Management.


                               HOW TO BUY SHARES


GENERAL


        The Funds are designed for institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity. Administrative Shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Generally, each investor will be required to open a single master account with the Fund for all purposes. In certain cases, the Fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services.
                                    Page 8
        The minimum initial investment to purchase Administrative Shares is $10,000,000, unless: (a) the investor has invested at least $10,000,000 in the aggregate among any class of shares of a Fund, Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus Institutional Short Term Treasury Fund, Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, and Dreyfus Treasury Prime Cash Management; or (b) the investor has, in the opinion of Dreyfus Institutional Services Division, adequate intent and availability of funds to reach a future level of investment of $10,000,000 among any class of shares of the funds identified above. There is no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. Share certificates are issued only upon the investor's written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order.
        Management understands that some financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") and other institutions may charge their clients fees in connection with purchases of Administrative Shares for the accounts of their clients. Service Agents may receive different levels of compensation for selling different classes of shares. Investors should consult their Service Agents in this regard.
        Administrative Shares may be purchased by wire, by telephone or through compatible computer facilities. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone or to determine whether their computer facilities are compatible with the Fund's, investors should call one of the telephone numbers listed under "General Information" in this Prospectus.
        Administrative Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Custodian, Sub-custodian or other agent or entity subject to the direction of such agents. If an investor does not remit Federal Funds, its payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested.
          Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject an investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").


DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- The Fund's net asset value per share is determined as of 12:00 Noon, New York time, on each day the New York Stock Exchange is open for business. Net asset value per share of each class of shares is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.


          Except in the case of telephone orders, investors whose payments are received in or converted into Federal Funds by 12:00 Noon, New York time, by the Custodian will receive the dividend declared that day. Investors whose payments are received in or converted into Federal Funds after 12:00 Noon, New York time, by the Custodian will begin to accrue dividends on the following business day.


          A telephone order placed to Dreyfus Institutional Services Division will become effective at the price determined at 12:00 Noon, New York time, and the shares purchased will receive the dividend declared on that day, if such order is placed by 12:00 Noon, New York time, and Federal Funds are received by the Custodian by 4:00 p.m., New York time, on that day.


DREYFUS TREASURY CASH MANAGEMENT -- The Fund's net asset value per share is determined as of 5:00 p.m., New York time/2:00 p.m., California time, on each day the New York Stock Exchange is open for business. Net asset value per share of each class of shares is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.

        Except in the case of telephone orders, investors whose payments are received in or converted into Federal Funds by 12:00 Noon, New York time, by the Custodian or received in Federal Funds by 12:00 Noon, California time, by the Sub-custodian, will receive the dividend declared that day. Investors whose payments are received in or converted into Federal Funds after 12:00 Noon, New York time, by the Custodian, or received in Federal Funds after 12:00 Noon, California time, by the Sub-custodian, will begin to accrue dividends on the following business day.


        A telephone order placed to Dreyfus Institutional Services Division in New York will become effective at the price determined at 5:00 p.m., New
York time, and the shares purchased will receive the dividend declared on that day, if such order is placed by 5:00 p.m., New York time, and Federal Funds are received by the Custodian by 6:00 p.m., New York time, on that day. A telephone order placed to Dreyfus Institutional Services Division in California will become effective at the price determined at 2:00 p.m., California time, and the shares purchased will receive the div-

                                    Page 9

idend declared on that day, if such order is placed by 12:00 Noon, California time, and Federal Funds are received by the Sub-custodian by 4:00 p.m., California time, on that day.


                             SHAREHOLDER SERVICES
FUND EXCHANGES -- An investor may purchase, in exchange for Administrative Shares of a Fund, Administrative Shares of the other Fund or of Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management or Dreyfus Treasury Prime Cash Management, which have different investment objectives and management policies that may be of interest to investors. Upon an exchange into a new account the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made:
Telephone Exchange Privilege, Redemption by Wire or Telephone, Redemption Through Compatible Computer Facilities and the dividend/capital gain distribution option selected by the investor.
        To request an exchange, exchange instructions must be given in writing or by telephone. See "How to Redeem Shares_Procedures." Before any exchange into a fund offered by another prospectus, the investor must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling one of the telephone numbers listed under "General Information" in this Prospectus. Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. No fees currently are charged investors directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge investors a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. Each Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to investors. See "Dividends, Distributions and Taxes."
        An investor who wishes to redeem Administrative Shares and purchase shares of another class of a Fund identified above identified above should contact Dreyfus Institutional Services Division by calling one of the telephone numbers listed under "General Information" in this Prospectus, and should obtain a prospectus for the relevant share class which the investor wishes to purchase.
DREYFUS AUTO-EXCHANGE PRIVILEGE -- Dreyfus Auto-Exchange Privilege enables an investor to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for Administrative Shares of a Fund, in Administrative Shares of the other Fund or of Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, and Dreyfus Treasury Prime Cash Management, if the investor is a shareholder in such fund. The amount an investor designates, which can be expressed either in terms of a specific dollar or share amount, will be exchanged automatically on the first and/or fifteenth of the month according to the schedule that the investor has selected. Shares will be exchanged at the then-current net asset value. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. An investor may modify or cancel the exercise of this Privilege at any time by mailing written notification to Dreyfus Institutional Services Division, EAB Plaza, 144 Glenn Curtiss Boulevard, 8th Floor, Uniondale, New York 11556-0144. Each Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call one of the telephone numbers listed under "General Information." See "Dividends, Distributions and Taxes."
                             HOW TO REDEEM SHARES
GENERAL
        Investors may request redemption of Administrative Shares at any time and the shares will be redeemed at the next determined net asset value.


        Neither Fund imposes charges when Administrative Shares are redeemed. Service Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any share certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the respective Fund's then-current net asset value.


        Each Fund ordinarily will make payment for all Administrative Shares redeemed within seven days after receipt by Dreyfus Institutional Services Division of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.


DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- If a request for redemption is received in proper form by Dreyfus Institutional Services Division by 12:00 Noon, New York time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. If the request is received later that day by Dreyfus Institutional Services Division, the shares will receive the dividend declared on that day and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day.

                                    Page 10

DREYFUS TREASURY CASH MANAGEMENT -- If a request for redemption is received in proper form by Dreyfus Institutional Service Division in New York by 5:00 p.m., New York time, or in Los Angeles by 12:00 Noon, California time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. If the request is received later that day by Dreyfus Institutional Services Division in New York or Los Angeles, the shares will receive the dividend declared on that day and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day.


PROCEDURES
        Investors may redeem Administrative Shares by wire or telephone, or through compatible computer facilities as described below.
        If an investor selects a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless the investor refuses it), the investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if they do not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, investors may experience difficulty in contacting the Fund or its designated agents by telephone to request a redemption or exchange of Administrative Shares. In such cases, investors should consider using the other redemption procedures described herein.
REDEMPTION BY WIRE OR TELEPHONE -- Investors may redeem Administrative Shares by wire or telephone. The redemption proceeds will be paid by wire transfer. Investors can redeem Administrative Shares by telephone by calling one of the telephone numbers listed under "General Information." Each Fund reserves the right to refuse any request made by wire or telephone and may limit the amount involved or the number of telephone redemptions. This procedure may be modified or terminated at any time by the Transfer Agent or a Fund. The Statement of Additional Information sets forth instructions for redeeming shares by wire. Shares for which certificates have been issued may not be redeemed by wire or telephone.
REDEMPTION THROUGH COMPATIBLE COMPUTER FACILITIES -- Each Fund makes available to institutions the ability to redeem shares through compatible computer facilities. Investors desiring to redeem shares in this manner should call Dreyfus Institutional Services Division at one of the telephone numbers listed under "General Information" to determine whether their computer facilities are compatible and to receive instructions for redeeming Administrative Shares in this manner.
                                 SERVICE PLAN


        Administrative Shares of each Fund are subject to a separate Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under each Service Plan, the Fund (a) reimburses the Distributor for distributing Administrative Shares and (b) pays The Dreyfus Corporation, Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing Administrative Shares and for providing certain services relating to accounts of holders of Administrative Shares, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .10 of 1% of the value of the Fund's average daily net assets attributable to Administrative Shares. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's Administrative Shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determines the amounts, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. Generally, the Service Agent will provide holders of Administrative Shares a consolidated statement. The fee payable for Servicing is intended to be a "service fee" as defined under Rule 2830 of the NASD Conduct Rules. The fees payable under the Service Plan are payable without regard to actual expenses incurred.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES


        Each Fund ordinarily declares dividends from net investment income on each day the New York Stock Exchange is open for business. Administrative Shares begin earning income dividends on the day the purchase order is effective. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the prior business day. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional Administrative Shares at net asset value or, at the investor's option, paid in cash. If an investor redeems all Administrative Shares in its account at any time during the month, all dividends to which the investor is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accoun-
                                    Page 11
tholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption.

Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Neither Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Investors may choose whether to receive distributions in cash or to reinvest in additional Administrative Shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of shares will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a class will be borne exclusively by such class.



        Dividends paid by Dreyfus Treasury Cash Management derived from net investment income and dividends paid by Dreyfus New York Municipal Cash Management derived from Taxable Investments, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, are taxable as ordinary income, whether received in cash or reinvested in Administrative Shares, if the beneficial holder of shares is a citizen or resident of the United States. No dividend paid by a Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains, if any, generally are taxable as long-term capital gains for Federal income tax purposes if the beneficial holder of shares is a citizen or resident of the United States, regardless of how long shareholders have held their shares and whether such distributions are received in cash or reinvested in additional shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%.



        Except for dividends from Taxable Investments, it is anticipated that substantially all dividends paid by Dreyfus New York Municipal Cash Management will not be subject to Federal, New York State and New York City personal income taxes. Although all or a substantial portion of the dividends paid by Dreyfus New York Municipal Cash Management may be excluded by the beneficial holders of Fund shares from their gross income for Federal income tax purposes, the Fund may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "adjusted current earnings" preference item for purposes of the corporate alternative minimum tax as well as a component in computing the corporate environmental tax or (iii) a factor in determining the extent to which the Social Security benefits of a beneficial holder of Fund shares are taxable. If the Fund purchases such securities, the portion of the Fund's dividends related thereto will not necessarily be tax exempt to a beneficial holder of Fund shares who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause a beneficial holder of Fund shares to be subject to such taxes.


        Dividends paid by Dreyfus Treasury Cash Management derived from net investment income attributable to interest from direct obligations of the United States currently are not subject to state personal income tax. Dividends paid by the Fund may be subject to state and local corporate income and/or franchise taxes. In certain jurisdictions, Fund shareholders may be subject to state and local taxes with respect to ownership of Fund shares or distributions from the Fund. The Fund intends to provide shareholders with a statement which sets forth the percentage of dividends paid by the Fund which are attributable to interest income from direct obligations of the United States.



        Taxable dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign person claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign person certifies his non-U.S. residency status.


        Notice as to the tax status of an investor's dividends and distributions will be mailed to such investor annually. Each investor also will receive periodic summaries of such investor's account which will include information as to dividends and distributions from securities gains, if any, paid during the year. For Dreyfus New York Municipal Cash Management, these statements will set forth the dollar amount of income exempt from Federal, New York State, and New York City taxes and the dollar amount, if any, subject to such taxes. These dollar amounts will vary depending on the size and length of time of the investor's investment in the Fund. If Dreyfus New York Municipal Cash Management pays dividends derived from taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.
        The exchange of shares of one fund for shares of another fund is treated for Federal income tax purposes as a sale of the shares given in exchange by the investor and, therefore, an exchanging investor may realize a taxable gain or loss.
        Federal regulations generally require each Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends and distributions from net realized securities gains of the Fund paid to a share-

                           Page 12

holder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


        Management believes that each Fund has qualified for its respective fiscal year as a "regulated investment company" under the Code. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Fund is subject to a nondeductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


        Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes.
                               GENERAL INFORMATION


        Dreyfus New York Municipal Cash Management and Dreyfus Treasury Cash Management each were organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a separate Agreement and Declaration of Trust (the "Trust Agreement") dated September 12, 1990 and June 4, 1986, respectively, and commenced operations November 4, 1991 and September 4, 1986, respectively. Each Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each Fund's shares are classified into four classes. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law or with respect to any matter which affects only one class. Holders of Administrative Shares, however, will be entitled to vote on matters submitted to shareholders pertaining to the Service Plan.


        Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of a Fund. However, each Fund's Trust Agreement disclaims shareholder liability for acts or obligations of such Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Each Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held person ally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Fund. Each Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of its shareholders for liabilities of the Fund. As described under "Management of the Funds" in the Statement of Additional Information, ordinarily, neither Fund will hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Board members.


        The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.


        Investor inquiries may be made by writing to a Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, by calling in New York State 1-718-895-1650; outside New York State call toll free 1-800-346-3621. Individuals or entities for whom institutions may purchase or redeem Administrative Shares should call toll free 1-800-554-4611.
        The Glass-Steagall Act and other applicable laws prohibit Federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will perform only administrative and shareholder servicing functions. While the matter is not free from doubt, each Fund's Board members believe that such laws should not preclude a bank from acting on behalf of clients as contemplated by this Prospectus. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of the activities contemplated by this Prospectus. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of a Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. The Funds do not expect that their respective shareholders would suffer any adverse financial consequences as a result of any of these occurrences.
        Although each Fund is offering only its own shares, it is possible that one Fund might become liable for any misstatement in this Prospectus about the other Fund. Each Fund's Board has considered this factor in approving the use of this combined Prospectus.
                                    Page 13

                                    APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY -- Each Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser or cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments.
FORWARD COMMITMENTS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- The Fund may purchase Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of permissible liquid assets at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.
CERTAIN PORTFOLIO SECURITIES
U.S. TREASURY SECURITIES (DREYFUS TREASURY CASH MANAGEMENT) -- The Fund may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities, and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. REPURCHASE AGREEMENTS (DREYFUS TREASURY CASH MANAGEMENT) -- The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.
MUNICIPAL OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.


CERTAIN TAX EXEMPT OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to the Fund's portfolio securities could cause losses to the Fund and affect its share price. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

                                    Page 14
TAX EXEMPT PARTICIPATION INTERESTS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- The Fund may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Fund, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.
STAND-BY COMMITMENTS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.


TAXABLE INVESTMENTS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- To the extent set forth in this Prospectus, the Fund may invest Taxable Investments consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. See "Certain Portfolio Securities" above and "Investment Objective and Management Policies_Portfolio Securities" in the Statement of Additional Information for more information on these kinds of investments. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. Certain Taxable Investments, like U.S. Treasury securities and repurchase agreements, are described above.


ILLIQUID SECURITIES -- Each Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, each Fund is subject to a risk that should it desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of such Fund's net assets could be adversely affected.


        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN EACH FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF SUCH FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                    Page 15

COMBINED
PROSPECTUS
FOR
Dreyfus New York
Municipal
Cash Management

Dreyfus Treasury
Cash Management
        [ADMINISTRATIVE SHARES]

Registration Mark

Copy Rights 1996 Dreyfus Service Corporation
                                      585/568p112096



-----------------------------------------------------------------------------
COMBINED PROSPECTUS                                         NOVEMBER 20, 1996
                DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
                     DREYFUS TREASURY CASH MANAGEMENT
                              [INVESTOR SHARES]
-----------------------------------------------------------------------------


        DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT AND DREYFUS TREASURY CASH MANAGEMENT (EACH, A "FUND" AND COLLECTIVELY, THE "FUNDS"), ARE OPEN-END MANAGEMENT INVESTMENT COMPANIES, KNOWN AS MONEY MARKET MUTUAL FUNDS. EACH FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE INVESTORS WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY AND, IN THE CASE OF DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL, NEW YORK STATE AND NEW YORK CITY INCOME TAXES.


        THE FUNDS ARE DESIGNED FOR INSTITUTIONAL INVESTORS, PARTICULARLY BANKS, ACTING FOR THEMSELVES OR IN A FIDUCIARY, ADVISORY, AGENCY, CUSTODIAL OR SIMILAR CAPACITY. FUND SHARES MAY NOT BE PURCHASED DIRECTLY BY INDIVIDUALS, ALTHOUGH INSTITUTIONS MAY PURCHASE SHARES FOR ACCOUNTS MAINTAINED BY INDIVIDUALS. SUCH INSTITUTIONS HAVE AGREED TO TRANSMIT COPIES OF THIS PROSPECTUS TO EACH INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION PURCHASES FUND SHARES, TO THE EXTENT REQUIRED BY LAW.


        BY THIS PROSPECTUS, EACH FUND IS OFFERING INVESTOR SHARES. INVESTOR SHARES BEAR CERTAIN COSTS PURSUANT TO A SERVICE PLAN ADOPTED IN ACCORDANCE WITH RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940. INVESTORS CAN INVEST, REINVEST OR REDEEM INVESTOR SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY IMPOSED BY A FUND. OTHER CLASSES OF SHARES ARE OFFERED BY THE FUNDS PURSUANT TO SEPARATE PROSPECTUSES AND ARE NOT OFFERED HEREBY. THE CLASSES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO EACH CLASS AND THE EXPENSES BORNE BY EACH CLASS WHICH MAY AFFECT PERFORMANCE. INVESTORS DESIRING TO OBTAIN INFORMATION ABOUT ANY OTHER CLASS OF SHARES SHOULD WRITE TO THE ADDRESS OR CALL THE NUMBER SET FORTH BELOW.


        THE DREYFUS CORPORATION SERVES AS EACH FUND'S INVESTMENT ADVISER. AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE
U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        SINCE DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE GREATER RISK THAN INVESTMENTS IN CERTAIN OTHER TYPES OF MONEY MARKET FUNDS.

        EACH FUND IS A SEPARATE ENTITY WITH A SEPARATE PORTFOLIO. THE OPERATIONS AND RESULTS OF ONE FUND ARE UNRELATED TO THOSE OF THE OTHER FUND. THIS COMBINED PROSPECTUS HAS BEEN PREPARED FOR INVESTORS' CONVENIENCE TO PROVIDE INVESTORS THE OPPORTUNITY TO CONSIDER TWO INVESTMENT CHOICES IN ONE DOCUMENT.

        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH FUND THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        A STATEMENT OF ADDITIONAL INFORMATION, DATED NOVEMBER 20, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS, AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP:// WWW. SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUNDS. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO A FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-----------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-----------------------------------------------------------------------------

                               TABLE OF CONTENTS
                                                                     Page


                  Annual Fund Operating Expenses............           3
                  Condensed Financial Information...........           4
                  Yield Information.........................           5
                  Description of the Funds..................           5
                  Management of the Funds...................           7
                  How to Buy Shares.........................           8
                  Shareholder Services......................           9
                  How to Redeem Shares......................          10
                  Service Plan..............................          11
                  Dividends, Distributions and Taxes........          11
                  General Information.......................          13
                  Appendix..................................          14


                                     Page 2




                               ANNUAL FUND OPERATING EXPENSES
                       (as a percentage of average daily net assets)
                                                                                                            INVESTOR
                                                                                                             SHARES





    Management Fees............................................................                              .20%
    12b-1 Fees (distribution and servicing)....................................                              .25%
    Total Fund Operating Expenses..............................................                              .45%
EXAMPLE:
    An investor would pay the following expenses on a $1,000
    investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
                                                                                                             INVESTOR
                                                                                                              SHARES
                                  1 YEAR.......................................                                $  5
                                  3 YEARS......................................                                $ 14
                                  5 YEARS .....................................                                 $25
                                  10 YEARS.....................................                                 $57

------------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL
EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
------------------------------------------------------------------------------


        The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by each Fund's Investor Shares, the payment of which will reduce investors' annual return. As to each Fund's Investor Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all Fund expenses (exclusive of taxes, brokerage, interest on borrowing and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses which will be borne by each Fund: (i) the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) payments made pursuant to the Fund's Service Plan at the annual rate of .25 of 1% of the value of the Fund's average daily net assets attributable to Investor Shares. Institutions and certain Service Agents (as defined below) effecting transactions in Investor Shares for the accounts of their clients may charge their clients direct fees in connection with such transactions; such fees are not reflected in the foregoing table. See "Management of the Funds," "How to Buy Shares" and " Service Plan."


                         Page 3
                    CONDENSED FINANCIAL INFORMATION
        The information in the following tables has been audited by Ernst & Young LLP, each Fund's independent auditors. Further financial data, related notes, and report of independent auditors for each Fund accompany the Statement of Additional Information, available upon request.
                        FINANCIAL HIGHLIGHTS
        Contained below for each Fund is per share operating performance data for an Institutional Share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the relevant Fund's financial statements.




                                                                                     DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
                                                                                  _______________________________________________
                                                                                                  YEAR ENDED JULY 31,
                                                                                  _______________________________________________
PER SHARE DATA:                                                                      1994(1)         1995             1996
                                                                                  ----------    -----------       ------------
  Net asset value, beginning of year........................................        $1.00          $1.00              $1.00
                                                                                  ----------    -----------       ------------
  Investment Operations:
  Investment income_net ....................................................         .011           .032               .031
  Distributions:
  Dividends from investment income-net......................................        (.011)         (.032)              .031
                                                                                  ----------    -----------       ------------
  Net asset value, end of year..............................................        $1.00          $1.00              $1.00
                                                                                  ==========    ===========       ============
TOTAL INVESTMENT RETURN ....................................................         2.02%(2)       3.20%              3.18%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets...................................          .45%(2)        .45%               .45%
  Ratio of net investment income to average net assets .....................         2.12%(2)       2.81%              3.09%
  Net Assets, end of year (000's omitted)...................................      $53,324         $6,023            $14,317
(1)From January 18, 1994 (commencement of initial offering) to July 31, 1994.
(2)Annualized.

                                                                                       DREYFUS TREASURY CASH MANAGEMENT
                                                                                 ---------------------------------------------
                                                                                             YEAR ENDED JULY 31,
                                                                                 ---------------------------------------------
                                                                                    1994(1)         1995             1996
                                                                                  ----------    -----------       ------------
PER SHARE DATA:
  Net asset value, beginning of year........................................        $1.00            $1.00          $1.00
                                                                                  ----------    -----------       ------------
  Investment Operations:
  Investment income_net ....................................................         .018           .050               .051
Distributions:
  Dividends from investment income-net......................................       (.0177)        (.0497)             (.051)
                                                                                  ----------    -----------       ------------
  Net asset value, end of year..............................................        $1.00          $1.00              $1.00
                                                                                  ==========    ===========       ============
TOTAL INVESTMENT RETURN.....................................................         3.22%(2)       5.08%              5.25%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets...................................          .45%(2)        .45%               .45%
  Ratio of net investment income to average net assets......................         3.33%(2)       5.24%              5.05%
  Net Assets, end of year (000's omitted)...................................      $20,610        $39,047           $237,566
(1)From January 10, 1994 (commencement of initial offering) to July 31, 1994.
(3)Annualized.
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                   PAGE 4
                            YIELD INFORMATION
        From time to time, each Fund advertises the yield and effective yield of its Investor Shares. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield for Investor Shares of the Fund refers to the income generated by an investment in Investor Shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The effective yield is calculated similarly, but, when annualized, the income earned by an investment in Investor Shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. A Fund's yield and effective yield for Investor Shares may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the
Funds."
        Yield information is useful in reviewing the performance of a Fund's
Investor Shares, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.


        As to Dreyfus New York Municipal Cash Management, tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate (in the case of the Fund, typically the combined highest
Federal, New York State and New York City personal income tax rates), would be equivalent to a stated yield or effective yield calculated as described above.


        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper
Analytical Services, Inc., Bank Rate Monitortrademark, IBC's Money Fund
Reporttrademark, Morningstar, Inc. and other industry publications.
                         DESCRIPTION OF THE FUNDS
GENERAL


        WHEN USED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL
INFORMATION, THE TERMS "INVESTOR" AND "SHAREHOLDER" REFER TO THE INSTITUTION
PURCHASING FUND SHARES AND DO NOT REFER TO ANY INDIVIDUAL OR ENTITY FOR WHOSE
ACCOUNT THE INSTITUTION MAY PURCHASE FUND SHARES. Such institutions have agreed to transmit copies of this Prospectus and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the institution purchases Fund shares, to the extent required by law.


INVESTMENT OBJECTIVE
        The investment objective of each Fund is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity and, in the case of Dreyfus New York
Municipal Cash Management only, which is exempt from Federal, New York State and New York City income taxes. Each Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Fund's outstanding voting shares. There can be no assurance that a Fund's investment objective will be achieved. Each Fund pursues its objective in the manner described below. Securities in which a Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.
MANAGEMENT POLICIES
        Each Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, each Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized below.


        In accordance with Rule 2a-7, each Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by each Fund's Board to present minimal credit risks and, in the case of Dreyfus New York Municipal Cash Management, which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board. The nationally recognized statistical rating organizations currently rating instruments of the type Dreyfus New York
Municipal Cash Management may purchase are Moody's Investors Service, Inc.
("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit
Rating Co., Fitch Investors Service, L.P. ("Fitch"), IBCA Limited and IBCA
Inc. and Thomson BankWatch, Inc. and their rating criteria are described in "Appendix B" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see
"Determination of Net Asset Value" in the Statement of Additional Information.
There can be no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share.

                         Page 5

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT-- To accomplish its investment objective, the Fund invests primarily in debt securities of the State of New
York, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, New York State, and New York City income taxes (collectively, "New
York Municipal Obligations"). To the extent acceptable New York Municipal
Obligations are at any time unavailable for investment by the Fund, the Fund will invest, for temporary defensive purposes, primarily in other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not New York State or New York City, income tax. Debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal
Obligations") generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations bear fixed, floating or variable rates of interest. See "Appendix_Certain
Portfolio Securities."


        It is a fundamental policy of the Fund that it will invest at least
80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Under normal circumstances, at least 65% of the value of the Fund's net assets will be invested in New York
Municipal Obligations and the remainder may be invested in securities which are not New York Municipal Obligations and therefore may be subject to New
York State and New York City income taxes. See "Investment Considerations and
Risks _ Investing in New York Municipal Obligations" below and "Dividends,
Distributions and Taxes." The Fund is classified as a non-diversified investment company.


        From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations
(including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended
(the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax.
Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective.
        From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable money market instruments ("Taxable Investments") of the quality described under "Appendix_Certain Portfolio Securities -- Taxable Investments."


DREYFUS TREASURY CASH MANAGEMENT -- To achieve its investment objective, the
Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government and repurchase agreements in respect of these securities. See "Appendix--Certain Portfolio Securities." The Fund is classified as a diversified investment company.


INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- Each Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since each Fund usually will not pay brokerage commissions when it purchases short-term debt obligations, including U.S. Government securities. The value of the portfolio securities held by each Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.


INVESTING IN MUNICIPAL OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL CASH
MANAGEMENT) -- The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a fund that does not follow this practice.


        Certain municipal lease/purchase obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although
"non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
        Certain provisions in the Code relating to the issuance of Municipal
Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Funds and thus reduce available yield. Shareholders should
                  Page 6
consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect
Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in its structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.


INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL CASH
MANAGEMENT) -- Since the Fund is concentrated in securities issued by New
York or entities within New York, an investment in the Fund may involve greater risk than investments in certain other types of money market funds.
Investors should consider carefully the special risks inherent in investing in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New
York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early
1990's added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. The State's financial operations have improved, however, during recent fiscal years. For its fiscal periods 1993 through 1996, the State recorded balanced budgets on a cash basis, with substantial fund balances in the General Fund in fiscal 1992-93 and 1993-94 and smaller fund balances in fiscal 1994-95 and 1995-96. There can be no assurance that the State will not face substantial potential budget gaps in future years.
Investors should obtain and review a copy of the Statement of Additional
Information which more fully sets forth these and other risk factors.


NON-DIVERSIFIED STATUS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- The classification of the Fund as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's investments may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.
SIMULTANEOUS INVESTMENTS -- Investment decisions for each Fund are made independently from those of other investment companies advised by The Dreyfus
Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
                            MANAGEMENT OF THE FUNDS


INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue,
New York, New York 10166, was formed in 1947 and serves as each Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank
Corporation ("Mellon"). As of September 30, 1996, The Dreyfus Corporation managed or administered approximately $81 billion in assets for more than 1.7 million investor accounts nationwide.


        The Dreyfus Corporation supervises and assists in the overall management of each Fund's affairs under a separate Management Agreement with each Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding
Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association,
Mellon Bank (MD), The Boston
                   Page 7
Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including
The Dreyfus Corporation, Mellon managed more than $220 billion in assets as of June 30, 1996, including approximately $83 billion in proprietary mutual fund assets. As of June 30, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $876 billion in assets, including approximately
$57 billion in mutual fund assets.
        For the fiscal year ended July 31, 1996, each Fund paid The Dreyfus
Corporation a monthly management fee at the annual rate of .20 of 1% of the value of such Fund's average daily net assets.
        As to each Fund's Investor Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus
Corporation, and not the Fund, will be liable for all expenses of the Fund
(exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by each
Fund: (i)the management fee payable by the Fund monthly at the annual rate of
 .20 of 1% of the value of the Fund's average daily net assets and (ii) payments made pursuant to each Fund's Service Plan at the annual rate of .25 of 1% of the value of the Fund's average daily net assets attributable to Investor
Shares. No Fund will reimburse The Dreyfus Corporation for any amounts it may bear.
        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price.
Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of a Fund or other funds managed, advised or administered by The Dreyfus
Corporation as factors in the selection of broker-dealers to execute portfolio transactions for a Fund. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation may pay the Funds' distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The
Funds' distributor may use part or all of such payments to pay Service Agents in respect of these services.
DISTRIBUTOR -- The Funds' distributor is Premier Mutual Fund Services, Inc.
(the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109.
The Distributor's ultimate parent is Boston Institutional Group, Inc.
TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer,
Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671,
Providence, Rhode Island 02940-9671, is each Fund's Transfer and Dividend
Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington
Street, New York, New York 10286, is each Fund's Custodian. Wells Fargo Bank,
N.A., 707 Wilshire Boulevard, Los Angeles, California 90017, is Sub-custodian
(the "Sub-custodian") as to Dreyfus Treasury Cash Management.
                       HOW TO BUY SHARES


GENERAL


        The Funds are designed for institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity. Investor Shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Generally, each investor will be required to open a single master account with the Fund for all purposes. In certain cases, the Fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services.
        The minimum initial investment to purchase Investor Shares is $10,000,000, unless: (a) the investor has invested at least $10,000,000 in the aggregate among any class of shares of a Fund, Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management,
Dreyfus Institutional Short Term Treasury Fund, Dreyfus Municipal Cash
Management Plus, Dreyfus Tax Exempt Cash Management, and Dreyfus Treasury
Prime Cash Management; or (b) the investor has, in the opinion of Dreyfus
Institutional Services Division, adequate intent and availability of funds to reach a future level of investment of $10,000,000 among any class of shares of the funds identified above. There is no minimum for subsequent purchases.
The initial investment must be accompanied by the Account Application. Share certificates are issued only upon the investor's written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order.
        Management understands that some financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") and other institutions may charge their clients fees in connection with purchases of Investor Shares for the accounts of their clients. Service Agents may receive different levels of compensation for selling different classes of shares. Investors should consult their Service Agents in this regard.
        Investor Shares may be purchased by wire, by telephone or through compatible computer facilities. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order
                        Page 8
by telephone or to determine whether their computer facilities are compatible with the Fund's, investors should call one of the telephone numbers listed under "General Information" in this Prospectus.
        Investor Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds
(monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Custodian, Sub-custodian or other agent or entity subject to the direction of such agents. If an investor does not remit Federal Funds, its payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested.
          Federal regulations require that an investor provide a certified
Taxpayer Identification Number ("TIN") upon opening or reopening an account.
See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject an investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").


DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- The Fund's net asset value per share is determined as of 12:00 Noon, New York time, on each day the New York
Stock Exchange is open for business. Net asset value per share of each class of shares is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.


          Except in the case of telephone orders, investors whose payments are received in or converted into Federal Funds by 12:00 Noon, New York time, by the Custodian will receive the dividend declared that day. Investors whose payments are received in or converted into Federal Funds after 12:00 Noon, New York time, by the Custodian will begin to accrue dividends on the following business day.


          A telephone order placed to Dreyfus Institutional Services Division will become effective at the price determined at 12:00 Noon, New York time, and the shares purchased will receive the dividend declared on that day, if such order is placed by 12:00 Noon, New York time, and Federal Funds are received by the Custodian by 4:00 p.m., New York time, on that day.


DREYFUS TREASURY CASH MANAGEMENT -- The Fund's net asset value per share is determined as of 5:00 p.m., New York time/2:00 p.m., California time, on each day the New York Stock Exchange is open for business. Net asset value per share of each class of shares is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See
"Determination of Net Asset Value" in the Statement of Additional
Information.
        Except in the case of telephone orders, investors whose payments are received in or converted into Federal Funds by 12:00 Noon, New York time, by the Custodian or received in Federal Funds by 12:00 Noon, California time, by the Sub-custodian, will receive the dividend declared that day. Investors whose payments are received in or converted into Federal Funds after 12:00
Noon, New York time, by the Custodian, or received in Federal Funds after 12:00 Noon, California time, by the Sub-custodian, will begin to accrue dividends on the following business day.


        A telephone order placed to Dreyfus Institutional Services Division in New York will become effective at the price determined at 5:00 p.m., New
York time, and the shares purchased will receive the dividend declared on that day, if such order is placed by 5:00 p.m., New York time, and Federal
Funds are received by the Custodian by 6:00 p.m., New York time, on that day.
A telephone order placed to Dreyfus Institutional Services Division in California will become effective at the price determined at 2:00 p.m., California time, and the shares purchased will receive the dividend declared on that day, if such order is placed by 12:00 Noon, California time, and Federal Funds are received by the Sub-custodian by 4:00 p.m., California time, on that day.


                        SHAREHOLDER SERVICES
FUND EXCHANGES -- An investor may purchase, in exchange for Investor Shares of a Fund, Investor Shares of the other Fund or of Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management,
Dreyfus Institutional Short Term Treasury Fund, Dreyfus Municipal Cash
Management Plus, Dreyfus Tax Exempt Cash Management, or Dreyfus Treasury
Prime Cash Management, which have different investment objectives and management policies that may be of interest to investors. Upon an exchange into a new account the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Redemption by Wire or Telephone, Redemption Through Compatible Computer
Facilities and the dividend/capital gain distribution option selected by the investor.
        To request an exchange, exchange instructions must be given in writing or by telephone. See "How to Redeem Shares_Procedures." Before any exchange into a fund offered by another prospectus, the investor must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling one of the telephone numbers listed under "General Information" in this Prospectus.
Shares
                                 Page 9
will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. No fees currently are charged investors directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge investors a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. Each Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to investors. See "Dividends, Distributions and Taxes."
        An investor who wishes to redeem Investor Shares and purchase shares of another class of a Fund identified above identified above should contact
Dreyfus Institutional Services Division by calling one of the telephone numbers listed under "General Information" in this Prospectus, and should obtain a prospectus for the relevant share class which the investor wishes to purchase.
DREYFUS AUTO-EXCHANGE PRIVILEGE -- Dreyfus Auto-Exchange Privilege enables an investor to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for Investor Shares of a Fund, in Investor Shares of the other Fund or of Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc.,
 Dreyfus Government Cash Management, Dreyfus Institutional Short Term
Treasury Fund, Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt
Cash Management, and Dreyfus Treasury Prime Cash Management, if the investor is a shareholder in such fund. The amount an investor designates, which can be expressed either in terms of a specific dollar or share amount, will be exchanged automatically on the first and/or fifteenth of the month according to the schedule that the investor has selected. Shares will be exchanged at the then-current net asset value. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. An investor may modify or cancel the exercise of this Privilege at any time by mailing written notification to Dreyfus Institutional Services Division, EAB Plaza,
144 Glenn Curtiss Boulevard, 8th Floor, Uniondale, New York 11556-0144. Each
Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds eligible to participate in this Privilege, or to obtain a Dreyfus
Auto-Exchange Authorization Form, please call one of the telephone numbers listed under "General Information." See "Dividends, Distributions and Taxes."
                             HOW TO REDEEM  SHARES
GENERAL
        Investors may request redemption of Investor Shares at any time and the shares will be redeemed at the next determined net asset value.


        Neither Fund imposes charges when Investor Shares are redeemed.
Service Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any share certificates representing
Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the respective Fund's then-current net asset value.


        Each Fund ordinarily will make payment for all Institutional Shares redeemed within seven days after receipt by Dreyfus Institutional Services
Division of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.


DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- If a request for redemption is received in proper form by Dreyfus Institutional Services Division by 12:00
Noon, New York time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. If the request is received later that day by Dreyfus Institutional Services
Division, the shares will receive the dividend declared on that day and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day.


DREYFUS TREASURY CASH MANAGEMENT -- If a request for redemption is received in proper form by Dreyfus Institutional Services Division in New York by 5:00 p.m., New York time, or in Los Angeles by 12:00 Noon, California time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. If the request is received later that day by Dreyfus Institutional Services Division in New York or Los
Angeles, the shares will receive the dividend declared on that day and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day.


PROCEDURES
        Investors may redeem Investor Shares by wire or telephone, or through compatible computer facilities as described below.
        If an investor selects a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless the investor refuses it), the investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if they do not follow such procedures,
                                 Page 10
the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer
Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, investors may experience difficulty in contacting the Fund or its designated agents by telephone to request a redemption or exchange of Investor Shares. In such cases, investors should consider using the other redemption procedures described herein.
REDEMPTION BY WIRE OR TELEPHONE -- Investors may redeem Investor Shares by wire or telephone. The redemption proceeds will be paid by wire transfer.
Investors can redeem Investor Shares by telephone by calling one of the telephone numbers listed under "General Information." Each Fund reserves the right to refuse any request made by wire or telephone and may limit the amount involved or the number of telephone redemptions. This procedure may be modified or terminated at any time by the Transfer Agent or a Fund. The
Statement of Additional Information sets forth instructions for redeeming shares by wire. Shares for which certificates have been issued may not be redeemed by wire or telephone.
REDEMPTION THROUGH COMPATIBLE COMPUTER FACILITIES -- Each Fund makes available to institutions the ability to redeem shares through compatible computer facilities. Investors desiring to redeem shares in this manner should call Dreyfus Institutional Services Division at one of the telephone numbers listed under "General Information" to determine whether their computer facilities are compatible and to receive instructions for redeeming
Investor Shares in this manner.
                             SERVICE PLAN


        Investor Shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under each Service Plan, the Fund (a) reimburses the Distributor for distributing Investor Shares and (b) pays The
Dreyfus Corporation, Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, and any affiliate of either of them
(collectively, "Dreyfus") for advertising and marketing Investor Shares and for providing certain services relating to accounts of holders of Investor
Shares, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .25 of 1% of the value of the Fund's average daily net assets attributable to Investor Shares. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's Investor
Shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determines the amounts, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. Generally, Service Agents will provide holders of Investor Shares a consolidated statement and checkwriting privileges.
The fee payable for Servicing is intended to be a "service fee" as defined under Rule 2830 of the NASD Conduct Rules. The fees payable under the Service
Plan are payable without regard to actual expenses incurred.


                    DIVIDENDS, DISTRIBUTIONS AND TAXES


        Each Fund ordinarily declares dividends from net investment income on each day the New York Stock Exchange is open for business. Investor Shares begin earning income dividends on the day the purchase order is effective.
The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the prior business day. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional
Investor Shares at net asset value or, at the investor's option, paid in cash. If an investor redeems all Investor Shares in its account at any time during the month, all dividends to which the investor is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Neither Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Investors may choose whether to receive distributions in cash or to reinvest in additional Investor Shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of shares will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a class will be borne exclusively by such class.


        Dividends paid by Dreyfus Treasury Cash Management derived from net investment income and dividends paid by Dreyfus New York Municipal Cash
Management derived from Taxable Investments, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, are taxable as ordinary income, whether received in cash or reinvested in Investor Shares, if the beneficial holder of shares is a citizen or resident of the United States. No dividend paid by a Fund will qualify for the dividends received deduction allowable to certain U.S. corporations.
Distributions from net realized long-term secu-
                                 Page 11
rities gains, if any, generally are taxable as long-term capital gains for Federal income tax purposes if the beneficial holder of shares is a citizen or resident of the United States, regardless of how long shareholders have held their shares and whether such distributions are received in cash or reinvested in additional shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%.



        Except for dividends from Taxable Investments, it is anticipated that substantially all dividends paid by Dreyfus New York Municipal Cash
Management will not be subject to Federal, New York State and New York City personal income taxes. Although all or a substantial portion of the dividends paid by Dreyfus New York Municipal Cash Management may be excluded by the beneficial holders of Fund shares from their gross income for Federal income tax purposes, the Fund may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "adjusted current earnings" preference item for purposes of the corporate alternative minimum tax as well as a component in computing the corporate environmental tax or (iii) a factor in determining the extent to which the Social Security benefits of a beneficial holder of Fund shares are taxable. If the Fund purchases such securities, the portion of the Fund's dividends related thereto will not necessarily be tax exempt to a beneficial holder of Fund shares who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause a beneficial holder of Fund shares to be subject to such taxes.

        Dividends paid by Dreyfus Treasury Cash Management derived from net investment income attributable to interest from direct obligations of the United States currently are not subject to state personal income tax.
Dividends paid by the Fund may be subject to state and local corporate income and/or franchise taxes. In certain jurisdictions, Fund shareholders may be subject to state and local taxes with respect to ownership of Fund shares or distributions from the Fund. The Fund intends to provide shareholders with a statement which sets forth the percentage of dividends paid by the Fund which are attributable to interest income from direct obligations of the United
States.

        Taxable dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally are subject to U.S.
nonresident withholding taxes at the rate of 30%, unless the foreign person claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign person certifies his non-U.S. residency status.
        Notice as to the tax status of an investor's dividends and distributions will be mailed to such investor annually. Each investor also will receive periodic summaries of such investor's account which will include information as to dividends and distributions from securities gains, if any, paid during the year. For Dreyfus New York Municipal Cash Management, these statements will set forth the dollar amount of income exempt from Federal, New York State, and New York City taxes and the dollar amount, if any, subject to such taxes. These dollar amounts will vary depending on the size and length of time of the investor's investment in the Fund. If Dreyfus New
York Municipal Cash Management pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividend as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.
        The exchange of shares of one fund for shares of another fund is treated for Federal income tax purposes as a sale of the shares given in exchange by the investor and, therefore, an exchanging investor may realize a taxable gain or loss.
        Federal regulations generally require each Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends and distributions from net realized securities gains of the Fund paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.


        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.



        Management believes that each Fund has qualified for its respective fiscal year as a "regulated investment company" under the Code. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Fund is subject to a nondeductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


        Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes.
                                 Page 12

                           GENERAL INFORMATION


        Dreyfus New York Municipal Cash Management and Dreyfus Treasury Cash
Management each were organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a separate Agreement and Declaration of Trust (the "Trust Agreement") dated September 12, 1990, and June 4, 1986, respectively, and commenced operations November 4, 1991 and September 4, 1986, respectively. Each Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share.
Each Fund's shares are classified into four classes. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law or with respect to any matter which affects only one class. Holders of Investor Shares, however, will be entitled to vote on matters submitted to shareholders pertaining to the Service Plan.


        Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of a Fund. However, each Fund's Trust Agreement disclaims shareholder liability for acts or obligations of such Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Fund or its Trustees. Each Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held person ally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Fund. Each
Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of its shareholders for liabilities of the Fund. As described under "Management of the Funds" in the Statement of Additional Information, ordinarily, neither Fund will hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove
Board members.


        The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.


        Investor inquiries may be made by writing to a Fund at 144 Glenn
Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, by calling in New York State 1-718-895-1650; outside
New York State call toll free 1-800-346-3621. Individuals or entities for whom institutions may purchase or redeem Investor Shares should call toll free 1-800-554-4611.
        The Glass-Steagall Act and other applicable laws prohibit Federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities.
Accordingly, banks will perform only administrative and shareholder servicing functions. While the matter is not free from doubt, each Fund's Board members believe that such laws should not preclude a bank from acting on behalf of clients as contemplated by this Prospectus. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of the activities contemplated by this Prospectus. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of a Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. The Funds do not expect that their respective shareholders would suffer any adverse financial consequences as a result of any of these occurrences.
        Although each Fund is offering only its own shares, it is possible that one Fund might become liable for any misstatement in this Prospectus about the other Fund. Each Fund's Board has considered this factor in approving the use of this combined Prospectus.
             Page 13

                                 APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY -- Each Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser or cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments.
FORWARD COMMITMENTS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- The Fund may purchase Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of permissible liquid assets at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.
CERTAIN PORTFOLIO SECURITIES
U.S. TREASURY SECURITIES (DREYFUS TREASURY CASH MANAGEMENT) -- The Fund may invest in U.S. Treasury securities which include Treasury Bills, Treasury
Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.
REPURCHASE AGREEMENTS (DREYFUS TREASURY CASH MANAGEMENT) -- The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.
MUNICIPAL OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) --
Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.


CERTAIN TAX EXEMPT OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT)
-- The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to the Fund's portfolio securities could cause losses to the Fund and affect its share price. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to the Fund's portfolio securities could cause losses to the Fund and affect its share price. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and inter-
                                 Page 14
est on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.


TAX EXEMPT PARTICIPATION INTERESTS (DREYFUS NEW YORK MUNICIPAL CASH
MANAGEMENT) -- The Fund may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Fund, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S.
Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal
Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.
STAND-BY COMMITMENTS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.


TAXABLE INVESTMENTS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- To the extent set forth in this Prospectus, the Fund may invest in Taxable
Investments consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch;
obligations of the U.S. Government, its agencies or instrumentalities;
commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. See "Certain
Portfolio Securities" above and "Investment Objective and Management
Policies_Portfolio Securities" in the Statement of Additional Information for more information on these kinds of investments. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes."
Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.



ILLIQUID SECURITIES -- Each Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, each Fund is subject to a risk that should it desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of such Fund's net assets could be adversely affected.


        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN EACH
FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF SUCH FUND'S
SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST
NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND. THIS PROSPECTUS DOES
NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH
OFFERING MAY NOT LAWFULLY BE MADE.
                  Page 15

COMBINED
PROSPECTUS
FOR
Dreyfus New York
Municipal
Cash Management

Dreyfus Treasury
Cash Management
[INVESTOR SHARES]

Registration Mark

Copy Rights 1996 Dreyfus Service Corporation
                                      677/673p112096





------------------------------------------------------------------------------
COMBINED PROSPECTUS                                          NOVEMBER 20, 1996
                 DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
                      DREYFUS TREASURY CASH MANAGEMENT
                             [PARTICIPANT SHARES]
------------------------------------------------------------------------------


        DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT AND DREYFUS TREASURY CASH
MANAGEMENT (EACH, A "FUND" AND COLLECTIVELY, THE "FUNDS"), ARE OPEN-END
MANAGEMENT INVESTMENT COMPANIES, KNOWN AS MONEY MARKET MUTUAL FUNDS. EACH
FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE INVESTORS WITH AS HIGH A LEVEL OF
CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE
MAINTENANCE OF LIQUIDITY AND, IN THE CASE OF DREYFUS NEW YORK MUNICIPAL CASH
MANAGEMENT ONLY, WHICH IS EXEMPT FROM FEDERAL, NEW YORK STATE AND NEW YORK
CITY INCOME TAXES.


        THE FUNDS ARE DESIGNED FOR INSTITUTIONAL INVESTORS, PARTICULARLY
BANKS, ACTING FOR THEMSELVES OR IN A FIDUCIARY, ADVISORY, AGENCY, CUSTODIAL
OR SIMILAR CAPACITY. FUND SHARES MAY NOT BE PURCHASED DIRECTLY BY
INDIVIDUALS, ALTHOUGH INSTITUTIONS MAY PURCHASE SHARES FOR ACCOUNTS
MAINTAINED BY INDIVIDUALS. SUCH INSTITUTIONS HAVE AGREED TO TRANSMIT COPIES
OF THIS PROSPECTUS TO EACH INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE
INSTITUTION PURCHASES FUND SHARES, TO THE EXTENT REQUIRED BY LAW.


        BY THIS PROSPECTUS, EACH FUND IS OFFERING PARTICIPANT SHARES.
PARTICIPANT SHARES BEAR CERTAIN COSTS PURSUANT TO A SERVICE PLAN ADOPTED IN
ACCORDANCE WITH RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940.
INVESTORS CAN INVEST, REINVEST OR REDEEM PARTICIPANT SHARES AT ANY TIME
WITHOUT CHARGE OR PENALTY IMPOSED BY A FUND. OTHER CLASSES OF SHARES ARE
OFFERED BY THE FUNDS PURSUANT TO SEPARATE PROSPECTUSES AND ARE NOT OFFERED
HEREBY. THE CLASSES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO EACH
CLASS AND THE EXPENSES BORNE BY EACH CLASS WHICH MAY AFFECT PERFORMANCE.
INVESTORS DESIRING TO OBTAIN INFORMATION ABOUT ANY OTHER CLASS OF SHARES
SHOULD WRITE TO THE ADDRESS OR CALL THE NUMBER SET FORTH BELOW.


        THE DREYFUS CORPORATION SERVES AS EACH FUND'S INVESTMENT ADVISER.
        AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE
U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO
MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        SINCE DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT MAY INVEST A
SIGNIFICANT PORTION OF ITS ASSETS IN A SINGLE ISSUER, AN INVESTMENT IN THE
FUND MAY INVOLVE GREATER RISK THAN INVESTMENTS IN CERTAIN OTHER TYPES OF
MONEY MARKET FUNDS.


        EACH FUND IS A SEPARATE ENTITY WITH A SEPARATE PORTFOLIO. THE
OPERATIONS AND RESULTS OF ONE FUND ARE UNRELATED TO THOSE OF THE OTHER FUND.
THIS COMBINED PROSPECTUS HAS BEEN PREPARED FOR INVESTORS' CONVENIENCE TO
PROVIDE INVESTORS THE OPPORTUNITY TO CONSIDER TWO INVESTMENT CHOICES IN ONE
DOCUMENT.


        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT EACH FUND THAT
AN INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR
FUTURE REFERENCE.
        A STATEMENT OF ADDITIONAL INFORMATION, DATED NOVEMBER 20, 1996, WHICH
MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN
AREAS IN THIS PROSPECTUS, AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME
INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND
IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION
MAINTAINS A WEB SITE (HTTP:// WWW. SEC.GOV) THAT CONTAINS THE STATEMENT OF
ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER
INFORMATION REGARDING THE FUNDS. FOR A FREE COPY OF THE STATEMENT OF
ADDITIONAL INFORMATION, WRITE TO A FUND AT 144 GLENN CURTISS BOULEVARD,
UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK
FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE
POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
AND EXCHANGE  COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

                            TABLE OF CONTENTS
                                                                          Page


Annual Fund Operating Expenses..................................            3
Condensed Financial Information.................................            4
Yield Information...............................................            5
Description of the Funds........................................            5
Management of the Funds.........................................            8
How to Buy Shares...............................................            8
Shareholder Services............................................            10
How to Redeem Shares............................................            10
Service Plan....................................................            11
Dividends, Distributions and Taxes..............................            11
General Information.............................................            13
Appendix........................................................            14


                                    Page 2


                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
                                                                                                           PARTICIPANT
                                                                                                              SHARES



    Management Fees............................................................                              .20%
    12b-1 Fees (distribution and servicing)....................................                              .40%
    Total Fund Operating Expenses..............................................                              .60%
EXAMPLE:
    An investor would pay the following expenses on a $1,000
    investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
                                                                                                           PARTICIPANT
                                                                                                              SHARES
                                  1 YEAR.......................................                                $  6
                                  3 YEARS......................................                                $ 19
                                  5 YEARS .....................................                                $33
                                  10 YEARS.....................................                                $75

------------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
------------------------------------------------------------------------------


        The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by each Fund's Participant Shares, the payment of which will reduce investors' annual return. As to each Fund's Participant Shares, unless The Dreyfus Corporation gives Fund investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all Fund expenses (exclusive of taxes, brokerage, interest on borrowing and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by each Fund: (i) management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) payments made pursuant to the Fund's Service Plan at the annual rate of .40 of 1% of the value of the Fund's average daily net assets attributable to Participant Shares. Institutions and certain Service Agents (as defined below) effecting transactions in Participant Shares for the accounts of their clients may charge their clients direct fees in connection with such transactions; such fees are not reflected in the foregoing table. See "Management of the Funds," "How to Buy Shares" and "Service Plan."


                                    Page 3

                        CONDENSED FINANCIAL INFORMATION


        The information in the following tables pertains to the Funds' Institutional Shares, which are not offered pursuant to this Prospectus, and has been audited by Ernst & Young LLP, each Fund's independent auditors. Further financial data, related notes, and report of independent auditors for each Fund, with respect to Institutional Shares, accompany the Statement of Additional Information, available upon request. No financial information is provided for the Funds' Participant Shares which had not been offered as of the date of the financial statements. The distribution and service fee paid by Participant Shares will cause such shares to have a higher expense ratio, to pay lower dividends, and to have a lower total investment return than Institutional Shares.


                              FINANCIAL HIGHLIGHTS


        Contained below for each Fund is per share operating performance data for an Institutional Share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the relevant Fund's financial statements.






                                                           Dreyfus New York Municipal Cash Management -- Institutional Shares
                                                       --------------------------------------------------------------------------
                                                                                         Year Ended July 31,
                                                       --------------------------------------------------------------------------
                                                                        1992(1)    1993       1994       1995       1996
                                                                        --------   --------   --------   --------   --------
PER SHARE DATA:
  Net asset value, beginning of year.......................               $1.00      $1.00      $1.00      $1.00      $1.00
                                                                        --------   --------   --------   --------   --------
  Investment Operations:
  Investment income--net ..................................                .022       .023       .022       .034       .034
                                                                        --------   --------   --------   --------   --------
  Distributions:
  Dividends from investment income-net.....................               (.022)     (.023)     (.022)     (.034)     (.034)
                                                                        --------   --------   --------   --------   --------
  Net asset value, end of year.............................               $1.00      $1.00      $1.00      $1.00      $1.00
                                                                        ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN ...................................            3.02%(2)       2.27%      2.23%      3.46%      3.44%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets..................             .20%(2)        .20%       .20%       .20%       .20%
  Ratio of net investment income to average net assets ....            2.71%(2)       2.20%      2.18%      3.42%      3.33%
  Decrease reflected in above expense ratios due to
  undertaking by The Dreyfus Corporation...................             .37%(2)        .18%       .06%       --         --
  Net Assets, end of year (000's omitted)..................             $76,830   $116,527    $82,755   $101,309   $132,370
(1).From November 4, 1991 (commencement of operations) to July 31, 1992.
(2).Annualized.

                                    Page 4

                                                   DREYFUS TREASURY CASH MANAGEMENT -- Institutional Shares
                         --------------------------------------------------------------------------------------------------------
                                                                      Year Ended July 31,
                         --------------------------------------------------------------------------------------------------------
                            1987(1)   1988     1989       1990       1991       1992       1993       1994       1995       1996
                            -------  -------  -------    -------    -------    -------    -------    -------    -------    ------
PER SHARE DATA:
  Net asset value,
   beginning of year          $1.00    $1.00    $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00     $1.00
                            -------  -------  -------    -------    -------    -------    -------    -------    -------    ------
  Investment Operations:
  Investment income--net ..    .053     .066     .085       .082       .069       .045       .031      .032        .052      .054
                            -------  -------  -------    -------    -------    -------    -------    -------    -------    ------
  Distributions:
  Dividends from investment
   income-net                 (.053)   (.066)   (.085)     (.082)     (.069)     (.045)     (.031)     (.032)     (.052)....(.054)
                            -------  -------  -------    -------    -------    -------    -------    -------    -------    ------
  Net asset value,
   end of year.               $1.00    $1.00    $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00     $1.00
                            =======  =======  =======    =======    =======    =======    =======    =======    =======    ======
TOTAL INVESTMENT RETURN..  6.00%(2)     6.81%    8.88%      8.56%      7.10%      4.62%      3.14%      3.27%      5.34%     5.51%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
   average net assets       .20%(2)      .20%     .20%       .20%       .20%       .20%       .20%       .20%       .20%      .20%
  Ratio of net
   investment income
  to average net assets... 5.93%(2)     6.62%    8.53%      8.19%      6.75%      4.45%      3.12%      3.18%      5.22%     5.35%
  Decrease reflected in
   above expense ratios
  due to undertaking by
  The Dreyfus Corporation.....  .10%     .06%     .05%       .07%       .06%       .05%       .04%       .01%       .--        --
  Net Assets, end of year
  (000's omitted)..........$483,360 $722,268 $777,371 $1,558,493 $2,643,267 $4,103,056.$2,406,604 $1,982,582 $1,951,105 $2,419,830
(1)From September 4, 1986 (commencement of operations) to July 31, 1987.
(2)Annualized.

                                YIELD INFORMATION
        From time to time, each Fund advertises the yield and effective yield of its Participant Shares. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield for Participant Shares of the Fund refers to the income generated by an investment in Participant Shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in Participant Shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. A Fund's yield and effective yield for Participant Shares may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Funds."
        Yield information is useful in reviewing the performance of a Fund's Participant Shares, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.


        As to Dreyfus New York Municipal Cash Management, tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate (in the case of the Fund, typically the combined highest Federal, New York State and New York City personal income tax rates), would be equivalent to a stated yield or effective yield calculated as described above.


        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitortrademark, IBC's Money Fund Reporttrademark, Morningstar, Inc. and other industry publications.

                            DESCRIPTION OF THE FUNDS
GENERAL


        WHEN USED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, THE TERMS "INVESTOR" AND "SHAREHOLDER" REFER TO THE INSTITUTION PURCHASING FUND SHARES AND DO NOT REFER TO ANY INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION MAY PURCHASE FUND SHARES. Such institutions have agreed to transmit copies of this Prospectus and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the institution purchases Fund shares, to the extent required by law.


INVESTMENT OBJECTIVE
        The investment objective of each Fund is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity and, in the case of Dreyfus New York Municipal Cash Management only, which is exempt from Federal, New York State and New York City income taxes. Each Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Fund's outstanding voting shares. There can be no assurance that a Fund's investment objective will be achieved. Each Fund pursues its objective in the manner described below. Securities in which a Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.
                                    Page 5
MANAGEMENT POLICIES
        Each Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, each Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized below.


        In accordance with Rule 2a-7, each Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by each Fund's Board to present minimal credit risks and, in the case of Dreyfus New York Municipal Cash Management, which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board. The nationally recognized statistical rating organizations currently rating instruments of the type Dreyfus New York Municipal Cash Management may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co., Fitch Investors Service, L.P. ("Fitch"), IBCA Limited and IBCA Inc. and Thomson BankWatch, Inc. and their rating criteria are described in "Appendix B" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share.



DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- To accomplish its investment objective, the Fund invests primarily in debt securities of the State of New York, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, New York State, and New York City income taxes (collectively, "New York Municipal Obligations"). To the extent acceptable New York Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest, for temporary defensive purposes, primarily in other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not New York State or New York City, income tax. Debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Obligations") generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations bear fixed, floating or variable rates of interest. See "Appendix_Certain Portfolio Securities."


        It is a fundamental policy of the Fund that it will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Under normal circumstances, at least 65% of the value of the Fund's net assets will be invested in New York Municipal Obligations and the remainder may be invested in securities which are not New York Municipal Obligations and therefore may be subject to New York State and New York City income taxes. See "Investment Considerations and Risks _ Investing in New York Municipal Obligations" below and "Dividends, Distributions and Taxes." The Fund is classified as a non-diversified investment company.


        From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective.


        From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable money market instruments ("Taxable Investments") of the quality described under "Appendix_Certain Portfolio Securities -- Taxable Investments."


DREYFUS TREASURY CASH MANAGEMENT -- To achieve its investment objective, the Fund invests in securities issued or guaranteed as to principal and interest by the U.S. Government and repurchase agreements in respect of these securities. See "Appendix--Certain Portfolio Securities." The Fund is classified as a diversified investment company.


INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- Each Fund attempts to increase yields by trading to take advantage of short-term market variations. This is expected to result in high portfolio turnover but should not adversely affect the Fund since each Fund usually will not pay brokerage commissions when it purchases short-term debt obligations, including U.S. Government securities. The value of the portfolio securities held by each Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such secu-
                                    Page 6
rity, if sold, might be sold at a price greater than its purchase cost.
In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.


INVESTING IN MUNICIPAL OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a fund that does not follow this practice.


        Certain municipal lease/purchase obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
        Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in its structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.


INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Since the Fund is concentrated in securities issued by New York or entities within New York, an investment in the Fund may involve greater risk than investments in certain other types of money market funds. Investors should consider carefully the special risks inherent in investing in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990's added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. The State's financial operations have improved, however, during recent fiscal years. For its fiscal periods 1993 through 1996, the State recorded balanced budgets on a cash basis, with substantial fund balances in the General Fund in fiscal 1992-93 and 1993-94 and smaller fund balances in fiscal 1994-95 and 1995-96. There can be no assurance that the State will not face substantial potential budget gaps in future years.Investors should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.


NON-DIVERSIFIED STATUS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- The classification of the Fund as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's investments may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.
SIMULTANEOUS INVESTMENTS -- Investment decisions for each Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to
                                    Page 7
invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
                            MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as each Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of September 30, 1996, The Dreyfus Corporation managed or administered approximately $81 billion in assets for more than
1.7 million investor accounts nationwide.

        The Dreyfus Corporation supervises and assists in the overall management of each Fund's affairs under a separate Management Agreement with each Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $220 billion in assets as of June 30, 1996, including approximately $83 billion in proprietary mutual fund assets. As of June 30, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $876 billion in assets, including approximately $57 billion in mutual fund assets.
        For the fiscal year ended July 31, 1996, each Fund paid The Dreyfus Corporation a monthly management fee at the annual rate of .20 of 1% of the value of such Fund's average daily net assets.


        As to each Fund's Participant Shares, unless The Dreyfus Corporation gives such Fund's investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for all expenses of the Fund (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by each Fund: (i)the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) payments made pursuant to each Fund's Service Plan at the annual rate of .40 of 1% of the value of the Fund's average daily net assets attributable to Participant Shares. No Fund will reimburse The Dreyfus Corporation for any amounts it may bear.


        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of a Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for a Fund. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation may pay the Funds' distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Funds' distributor may use part or all of such payments to pay Service Agents in respect of these services.

DISTRIBUTOR -- The Funds' distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is each Fund's Custodian. Wells Fargo Bank, N.A., 707 Wilshire Boulevard, Los Angeles, California 90017, is Sub-custodian (the "Sub-custodian") as to Dreyfus Treasury Cash Management.


                                HOW TO BUY SHARES


GENERAL


        The Funds are designed for institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity. Participant Shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Generally, each investor will be required to open a single master account with the Fund for all purposes. In certain cases, the Fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services.
                                    Page 8
        The minimum initial investment to purchase Participant Shares is $10,000,000, unless: (a) the investor has invested at least $10,000,000 in the aggregate among any class of shares of a Fund, Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management,
Dreyfus Institutional Short Term Treasury Fund, Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, and Dreyfus Treasury
Prime Cash Management; or (b) the investor has, in the opinion of Dreyfus Institutional Services Division, adequate intent and availability of funds to reach a future level of investment of $10,000,000 among any class of shares of the funds identified above. There is no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. Share certificates are issued only upon the investor's written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order.
        Management understands that some financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") and other institutions may charge their clients fees in connection with purchases of Participant Shares for the accounts of their clients. Service Agents may receive different levels of compensation for selling different classes of shares. Investors should consult their Service Agents in this regard.
        Participant Shares may be purchased by wire, by telephone or through compatible computer facilities. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone or to determine whether their computer facilities are compatible with the Fund's, investors should call one of the telephone numbers listed under "General Information" in this Prospectus.
        Participant Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal
Funds (monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Custodian, Sub-custodian or other agent or entity subject to the direction of such agents. If an investor does not remit Federal Funds, its payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested.
          Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject an investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS").


DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- The Fund's net asset value per share is determined as of 12:00 Noon, New York time, on each day the New York Stock Exchange is open for business. Net asset value per share of each class of shares is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.


          Except in the case of telephone orders, investors whose payments are received in or converted into Federal Funds by 12:00 Noon, New York time, by the Custodian will receive the dividend declared that day. Investors whose payments are received in or converted into Federal Funds after 12:00 Noon, New York time, by the Custodian will begin to accrue dividends on the following business day.


          A telephone order placed to Dreyfus Institutional Services Division will become effective at the price determined at 12:00 Noon, New York time, and the shares purchased will receive the dividend declared on that day, if such order is placed by 12:00 Noon, New York time, and Federal Funds are received by the Custodian by 4:00 p.m., New York time, on that day.



DREYFUS TREASURY CASH MANAGEMENT -- The Fund's net asset value per share is determined as of 5:00 p.m., New York time/2:00 p.m., California time, on each day the New York Stock Exchange is open for business. Net asset value per share of each class of shares is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.
        Except in the case of telephone orders, investors whose payments are received in or converted into Federal Funds by 12:00 Noon, New York time, by the Custodian or received in Federal Funds by 12:00 Noon, California time, by the Sub-custodian, will receive the dividend declared that day. Investors whose payments are received in or converted into Federal Funds after 12:00 Noon, New York time, by the Custodian, or received in Federal Funds after 12:00 Noon, California time, by the Sub-custodian, will begin to accrue dividends on the following business day.


        A telephone order placed to Dreyfus Institutional Services Division in New York will become effective at the price determined at 5:00 p.m., New York time, and the shares purchased will receive the dividend declared on that day, if such order is placed by 5:00 p.m., New York time, and Federal Funds are received by the Custodian by 6:00 p.m., New York time, on that day. A telephone order placed to Dreyfus Institutional Services Division in California will become effective at the price determined at 2:00 p.m., California time, and the shares purchased will receive
                                    Page 9
the dividend declared on that day, if such order is placed by 12:00 Noon, California time, and Federal Funds are received by the Sub-custodian by 4:00 p.m., California time, on that day.


                               SHAREHOLDER SERVICES
FUND EXCHANGES -- An investor may purchase, in exchange for Participant
Shares of a Fund, Participant Shares of the other Fund or of Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management or Dreyfus Treasury Prime Cash Management, which have different investment objectives and management policies that may be of interest to investors. Upon an exchange into a new account the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made:
Telephone Exchange Privilege, Redemption by Wire or Telephone, Redemption Through Compatible Computer Facilities and the dividend/capital gain distribution option selected by the investor.
        To request an exchange, exchange instructions must be given in writing or by telephone. See "How to Redeem Shares_Procedures." Before any exchange into a fund offered by another prospectus, the investor must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling one of the telephone numbers listed under "General Information" in this Prospectus.
Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. No fees currently are charged investors directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge investors a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. Each Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to investors. See "Dividends, Distributions and Taxes."
        An investor who wishes to redeem Participant Shares and purchase shares of another class of a Fund identified above identified above should contact Dreyfus Institutional Services Division by calling one of the telephone numbers listed under "General Information" in this Prospectus, and should obtain a prospectus for the relevant share class which the investor wishes to purchase.
DREYFUS AUTO-EXCHANGE PRIVILEGE -- Dreyfus Auto-Exchange Privilege enables an investor to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for Participant Shares of a Fund, in Participant Shares of the other Fund or of Dreyfus Cash Management, Dreyfus Cash Management
Plus, Inc., Dreyfus Government Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, and Dreyfus Treasury Prime Cash Management, if the investor is a shareholder in such fund. The amount an investor designates, which can be expressed either in terms of a specific dollar or share amount, will be exchanged automatically on the first and/or fifteenth of the month according to the schedule that the investor has selected. Shares will be exchanged at the then-current net asset value. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. An investor may modify or cancel the exercise of this Privilege at any time by mailing written notification to Dreyfus Institutional Services Division, EAB Plaza, 144 Glenn Curtiss Boulevard, 8th Floor, Uniondale, New York 11556-0144. Each Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call one of the telephone numbers listed under "General Information." See "Dividends, Distributions and Taxes."
                              HOW TO REDEEM SHARES
GENERAL
        Investors may request redemption of Participant Shares at any time and the shares will be redeemed at the next determined net asset value.


        Neither Fund imposes charges when Participant Shares are redeemed. Service Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any share certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the respective Fund's then-current net asset value.


        Each Fund ordinarily will make payment for all Participant Shares redeemed within seven days after receipt by Dreyfus Institutional Services Division of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.


DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT -- If a request for redemption is received in proper form by Dreyfus Institutional Services Division by 12:00 Noon, New York time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. If the request is received later that day by Dreyfus Institutional Services Division, the shares will receive the dividend declared on that day and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day.

                                    Page 10

DREYFUS TREASURY CASH MANAGEMENT -- If a request for redemption is received in proper form by Dreyfus Institutional Services Division in New York by 5:00 p.m., New York time, or in Los Angeles by 12:00 Noon, California time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. If the request is received later that day by Dreyfus Institutional Services Division in New York or Los Angeles, the shares will receive the dividend declared on that day and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day.


PROCEDURES
        Investors may redeem Participant Shares by wire or telephone, or through compatible computer facilities as described below.
        If an investor selects a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless the investor refuses it), the investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if they do not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

        During times of drastic economic or market conditions, investors may experience difficulty in contacting the Fund or its designated agents by telephone to request a redemption or exchange of Participant Shares. In such cases, investors should consider using the other redemption procedures described herein.
REDEMPTION BY WIRE OR TELEPHONE -- Investors may redeem Participant Shares by wire or telephone. The redemption proceeds will be paid by wire transfer. Investors can redeem Participant Shares by telephone by calling one of the telephone numbers listed under "General Information." Each Fund reserves the right to refuse any request made by wire or telephone and may limit the amount involved or the number of telephone redemptions. This procedure may be modified or terminated at any time by the Transfer Agent or a Fund. The Statement of Additional Information sets forth instructions for redeeming shares by wire. Shares for which certificates have been issued may not be redeemed by wire or telephone.
REDEMPTION THROUGH COMPATIBLE COMPUTER FACILITIES -- Each Fund makes available to institutions the ability to redeem shares through compatible computer facilities. Investors desiring to redeem shares in this manner should call Dreyfus Institutional Services Division at one of the telephone numbers listed under "General Information" to determine whether their computer facilities are compatible and to receive instructions for redeeming Participant Shares in this manner.
                                  SERVICE PLAN


        Participant Shares of each Fund are subject to a separate Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under each Service Plan, the Fund (a) reimburses the Distributor for distributing Participant Shares and (b) pays The Dreyfus Corporation, Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing Participant Shares and for providing certain services relating to accounts of holders of Participant Shares, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .40 of 1% of the value of the Fund's average daily net assets attributable to Participant Shares. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's Participant Shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determines the amounts, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. Generally, Service Agents will provide holders of Participant Shares a consolidated statement, checkwriting privileges, automated teller machine access, and bill paying services. The fee payable for Servicing is intended to be a "service fee" as defined under Rule 2830 of the NASD Conduct Rules. The fees payable under the Service Plan are payable without regard to actual expenses incurred.


                        DIVIDENDS, DISTRIBUTIONS AND TAXES


        Each Fund ordinarily declares dividends from net investment income on each day the New York Stock Exchange is open for business. Participant Shares begin earning income dividends on the day the purchase order is effective.
The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the prior business day. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional Participant Shares at net asset value or, at the investor's option, paid in cash. If an investor redeems all Participant Shares in its account at any time during the month, all dividends to which the investor is entitled will be paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of any accrued dividends
                                    Page 11
to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Neither Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Investors may choose whether to receive distributions in cash or to reinvest in additional Participant Shares at net asset value.
All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each class of shares will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a class will be borne exclusively by such class.



        Dividends paid by Dreyfus Treasury Cash Management derived from net investment income and dividends paid by Dreyfus New York Municipal Cash Management derived from Taxable Investments, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, are taxable as ordinary income, whether received in cash or reinvested in Participant Shares, if the beneficial holder of shares is a citizen or resident of the United States. No dividend paid by a Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains, if any, generally are taxable as long-term capital gains for Federal income tax purposes if the beneficial holder of shares is a citizen or resident of the United States, regardless of how long shareholders have held their shares and whether such distributions are received in cash or reinvested in additional shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%.



        Except for dividends from Taxable Investments, it is anticipated that substantially all dividends paid by Dreyfus New York Municipal Cash Management will not be subject to Federal, New York State and New York City personal income taxes. Although all or a substantial portion of the dividends paid by Dreyfus New York Municipal Cash Management may be excluded by the beneficial holders of Fund shares from their gross income for Federal income tax purposes, the Fund may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "adjusted current earnings" preference item for purposes of the corporate alternative minimum tax as well as a component in computing the corporate environmental tax or (iii) a factor in determining the extent to which the Social Security benefits of a beneficial holder of Fund shares are taxable. If the Fund purchases such securities, the portion of the Fund's dividends related thereto will not necessarily be tax exempt to a beneficial holder of Fund shares who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause a beneficial holder of Fund shares to be subject to such taxes.


        Dividends paid by Dreyfus Treasury Cash Management derived from net investment income attributable to interest from direct obligations of the United States currently are not subject to state personal income tax. Dividends paid by the Fund may be subject to state and local corporate income and/or franchise taxes. In certain jurisdictions, Fund shareholders may be subject to state and local taxes with respect to ownership of Fund shares or distributions from the Fund. The Fund intends to provide shareholders with a statement which sets forth the percentage of dividends paid by the Fund which are attributable to interest income from direct obligations of the United States.



        Taxable dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign person claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Fund with respect to Fund shares beneficially owned by a foreign person generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign person certifies his non-U.S. residency status.


        Notice as to the tax status of an investor's dividends and distributions will be mailed to such investor annually. Each investor also will receive periodic summaries of such investor's account which will include information as to dividends and distributions from securities gains, if any, paid during the year. For Dreyfus New York Municipal Cash Management, these statements will set forth the dollar amount of income exempt from Federal, New York State, and New York City taxes and the dollar amount, if any, subject to such taxes. These dollar amounts will vary depending on the size and length of time of the investor's investment in the Fund. If Dreyfus New York Municipal Cash Management pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividend as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.
        The exchange of shares of one fund for shares of another fund is treated for Federal income tax purposes as a sale of the shares given in exchange by the investor and, therefore, an exchanging investor may realize a taxable gain or loss.
        Federal regulations generally require each Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends and distributions from net realized securities gains of the Fund paid to a share-
                                    Page 12
holder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


        Management believes that each Fund has qualified for its respective fiscal year as a "regulated investment company" under the Code. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Fund is subject to a nondeductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


        Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes.
                               GENERAL INFORMATION


        Dreyfus New York Municipal Cash Management and Dreyfus Treasury Cash Management each were organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a separate Agreement and Declaration of Trust (the "Trust Agreement") dated September 12, 1990 and June 4, 1986, respectively, and commenced operations November 4, 1991 and September 4, 1986, respectively. Each Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each Fund's shares are classified into four classes. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law or with respect to any matter which affects only one class. Holders of Participant Shares, however, will be entitled to vote on matters submitted to shareholders pertaining to the Service Plan.


        Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of a Fund. However, each Fund's Trust Agreement disclaims shareholder liability for acts or obligations of such Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Each Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held person ally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Fund. Each Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of its shareholders for liabilities of the Fund. As described under "Management of the Funds" in the Statement of Additional Information, ordinarily, neither Fund will hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Board members.

        The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.


        Investor inquiries may be made by writing to a Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, by calling in New York State 1-718-895-1650; outside New York State call toll free 1-800-346-3621. Individuals or entities for whom institutions may purchase or redeem Institutional Shares should call toll free 1-800-554-4611.
        The Glass-Steagall Act and other applicable laws prohibit Federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will perform only administrative and shareholder servicing functions. While the matter is not free from doubt, each Fund's Board members believe that such laws should not preclude a bank from acting on behalf of clients as contemplated by this Prospectus. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of the activities contemplated by this Prospectus. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of a Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. The Funds do not expect that their respective shareholders would suffer any adverse financial consequences as a result of any of these occurrences.
        Although each Fund is offering only its own shares, it is possible that one Fund might become liable for any misstatement in this Prospectus about the other Fund. Each Fund's Board has considered this factor in approving the use of this combined Prospectus.
                                    Page 13

                                     APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY -- Each Fund may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser or cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments.
FORWARD COMMITMENTS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- The Fund may purchase Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of permissible liquid assets at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.
CERTAIN PORTFOLIO SECURITIES
U.S. TREASURY SECURITIES (DREYFUS TREASURY CASH MANAGEMENT) -- The Fund may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. REPURCHASE AGREEMENTS (DREYFUS TREASURY CASH MANAGEMENT) -- The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.
MUNICIPAL OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.


CERTAIN TAX EXEMPT OBLIGATIONS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to the Fund's portfolio securities could cause losses to the Fund and affect its share price. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

                                    Page 14
TAX EXEMPT PARTICIPATION INTERESTS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- The Fund may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Fund, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.
STAND-BY COMMITMENTS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.


TAXABLE INVESTMENTS (DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT) -- To the extent set forth in this Prospectus, the Fund may invest in Taxable Investments consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. See "Certain Portfolio Securities" above and "Investment Objective and Management Policies_Portfolio Securities" in the Statement of Additional Information for more information on these kinds of investments. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.


ILLIQUID SECURITIES -- Each Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, each Fund is subject to a risk that should it desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of such Fund's net assets could be adversely affected.


        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN EACH FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF SUCH FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                    Page 15

COMBINED
PROSPECTUS
FOR
Dreyfus New York
Municipal
Cash Management

Dreyfus Treasury
Cash Management
[PARTICIPANT SHARES]

Registration Mark

Copy Rights 1996 Dreyfus Service Corporation
                                      595/598p112096



                    DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
                         DREYFUS TREASURY CASH MANAGEMENT
                                  COMBINED PART B
                       (STATEMENT OF ADDITIONAL INFORMATION)
                                 NOVEMBER 20, 1996
        (FOR INSTITUTIONAL SHARES, ADMINISTRATIVE SHARES, INVESTOR SHARES
                              AND PARTICIPANT SHARES)


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus for each class of shares of Dreyfus New York Municipal Cash Management and Dreyfus Treasury Cash Management (each, a "Fund" and collectively, the "Funds"), each dated November 20, 1996, as they may be revised from time to time. To obtain a copy of the Prospectus for a class of shares of a Fund please write to a Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, call the following numbers:

                In New York State -- Call 1-718-895-1650
                Outside New York State -- Call Toll Free 1-800-346-3621

     Individuals or entities for whom institutions may purchase or redeem Fund shares may write to a Fund at the above address or call toll free 1-800-554-4611 to obtain a copy of a Fund Prospectus.

     The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of each Fund's shares.


     Each Fund is a separate entity with a separate portfolio. The operations and investment results of the Fund are unrelated to those of each other Fund. This combined Statement of Additional Information has been provided for investors' convenience to provide investors the opportunity to consider several investment choices in one document.











                                 TABLE OF CONTENTS

                                                                 Page


Investment Objective and Management Policies . . . . . . . . .   B-3
Management of the Funds. . . . . . . . . . . . . . . . . . . .   B-9
Management Agreements. . . . . . . . . . . . . . . . . . . . .   B-13
How to Buy Shares. . . . . . . . . . . . . . . . . . . . . . .   B-15
Service Plans. . . . . . . . . . . . . . . . . . . . . . . . .   B-16
Shareholder Services Plans . . . . . . . . . . . . . . . . . .   B-17
How to Redeem Shares . . . . . . . . . . . . . . . . . . . . .   B-18
Determination of Net Asset Value . . . . . . . . . . . . . . .   B-19
Shareholder Services . . . . . . . . . . . . . . . . . . . . .   B-20
Dividends, Distributions and Taxes . . . . . . . . . . . . . .   B-21
Portfolio Transactions . . . . . . . . . . . . . . . . . . . .   B-21
Yield Information  . . . . . . . . . . . . . . . . . . . . . .   B-22
Information About the Funds. . . . . . . . . . . . . . . . . .   B-23
Transfer and Dividend Disbursing Agent, Custodian,
     Counsel and Independent Auditors. . . . . . . . . . . . .   B-24
Appendix A . . . . . . . . . . . . . . . . . . . . . . . . . .   B-25
Appendix B . . . . . . . . . . . . . . . . . . . . . . . . . .   B-37
Appendix C . . . . . . . . . . . . . . . . . . . . . . . . . .   B-41
Financial Statements and Reports of Independent Auditors . . .   B-42






                   INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES



     The following information supplements and should be read in conjunction with the sections of each Fund Prospectus entitled "Description of the Funds" and "Appendix."



Portfolio Securities

     Municipal Obligations. (Dreyfus New York Municipal Cash Management) Dreyfus New York Municipal Cash Management's average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended July 31, 1996, computed on a monthly basis, was as follows:

Fitch              Moody's               Standard
Investors          Investors             & Poor's
Service, L.P       Service, Inc.         Ratings Group       Percentage
("Fitch")          ("Moody's")           ("S&P")             of Value
____________  or   _____________    or   __________           _________

F-1+/F-1           VMIG 1/MIG 1,         SP-1+/SP-1,
                   P-1                   A-1+/A-1           93.0%
AAA/AA             Aaa/Aa                AAA/AA              4.8%
Not Rated          Not Rated             Not Rated           2.2%1
                                                           100.0%
________________


1    Included in the Not Rated category are securities comprising 2.2% of the market value of Dreyfus New York Municipal Cash Management which, while not rated, have been determined by the Manager to be of comparable quality to the VMIG 1/MIG 1 or SP-1+/SP-1 rating categories.




      The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

     Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

     The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The imposition of the management fee and the fees paid under each Fund's Service Plan with respect to Administrative Shares, Investor Shares, and Participant Shares will have the effect of reducing the yield to investors.



     Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Fund will seek to minimize these risks by investing only in those lease obligations that (1) are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the lease obligation was rated by only one such organization) or (2) if unrated, are purchased principally from the issuer or domestic banks or other responsible third parties, in each case only if the seller shall have entered into an agreement with the Fund providing that the seller or other responsible third party will either remarket or repurchase the lease obligation within a short period after demand by the Fund. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Accordingly, not more than 10% of the value of the Fund's net assets will be invested in lease obligations that are illiquid and in other illiquid securities.



     Ratings of Municipal Obligations. (Dreyfus New York Municipal Cash Management) If, subsequent to its purchase by the Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Fund's Board determines that it is no longer of comparable quality or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund's Board is subsequently notified of the Manager's actions.

     To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Fund's Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.


     Taxable Investments. (Dreyfus New York Municipal Cash Management) Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.


     Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

     Certificates of deposit are negotiable certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of one billion dollars. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

     Repurchase Agreements (Both Funds). In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Each Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by such Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each of these Funds will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which such Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchase should decrease below the resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.


     Illiquid Securities (Both Funds). Where a substantial market of qualified institutional buyers develops for certain restricted securities purchased by a Fund, pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, each Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio during such period.



Investment Considerations and Risks


     Investing in New York Municipal Obligations. (Dreyfus New York Municipal Cash Management) Each investor should consider carefully the special risks inherent in investing in New York Municipal Obligations by the Fund. These risks result from the financial condition of New York State and certain of its public bodies and municipalities, including New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990s added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. The State's financial operations have improved, however, during recent fiscal years. For its fiscal periods 1993 through 1996, the state recorded balanced budgets on a cash basis, with substantial fund balances in the General Fund in fiscal 1992-93 and 1993-94 and smaller fund balances in fiscal 1994-95 and 1995-96. After reflecting a 1993 year-end deposit to the refund reserve account of $671 million, reported 1993 General Fund receipts were $45 million higher than originally projected in April 1992. The State completed the 1994 and 1995 fiscal years with operating surpluses of $914 million and $158 million, respectively. There can be no assurance that New York will not face substantial potential budget gaps in future years. For its fiscal periods 1993 through 1996, the State recorded balanced budgets on a cash basis, with substantial fund balances in the General Fund in fiscal 1992-93 and 1993-94, and small fund balances in fiscal 1994-95 and 1995-96. Investors should review "Appendix A" which more fully sets forth these and other risk factors.



Investment Restrictions

     Dreyfus New York Municipal Cash Management. Dreyfus New York Municipal Cash Management has adopted investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares.

Investment restriction number 10 is not a fundamental policy and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus New York Municipal Cash Management may not:

       1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Fund's Prospectus.


       2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

       3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

       4.  Sell securities short or purchase securities on margin.

       5. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

       6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

       7. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus.

       8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S.
Government, its agencies or instrumentalities.

       9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

       10. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

     Notwithstanding investment restriction nos. 1, 3 and 6, the Fund reserves the right to enter into interest rate futures contracts, and municipal bond index futures contracts, and any options that may be offered in respect thereof, subject to the restrictions then in effect of the Securities and Exchange Commission and the Commodity Futures Trading Commission and to the receipt or taking, as the case may be, of appropriate consents, approvals and other actions from or by those regulatory bodies. In any event, no such contracts or options will be entered into until a general description of the terms thereof are set forth in a subsequent prospectus and statement of additional information, the Registration Statement with respect to which has been filed with the Securities and Exchange Commission and has become effective.


     For purposes of investment restriction no. 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."



                                      * * * *

     Dreyfus Treasury Cash Management. Dreyfus Treasury Cash Management has adopted investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 10 and 11 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. Dreyfus Treasury Cash Management may not:

     1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

     2. Borrow money except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3.    Sell securities short or purchase securities on margin.

     4.    Write or purchase put or call options or combinations thereof.

     5. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

     6. Make loans to others except through the purchase of debt obligations referred to in the Prospectus.

     7. Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on investments in obligations issued or guaranteed by the U.S. Government.

     8.    Invest in companies for the purpose of exercising control.

     9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

                                      * * * *

     Both Funds. If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of that Fund's restriction.

     Each Fund may make commitments more restrictive than the restrictions listed above in certain states. Should a Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                              MANAGEMENT OF THE FUNDS

     Board members and officers of each Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Funds, as defined in the 1940 Act, is indicated by an asterisk.

Board Members of the Funds


*DAVID W. BURKE, Board Member.  Chairman of the Broadcasting Board of
     Governors, an independent board within the United States Information Agency, since August 1995. From August 1994 through December 1994, Mr. Burke was a consultant to the Manager and, from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of the national television news, as Vice-President and Executive Vice President of ABC News, and subsequently as President of CBS News. Mr. Burke is 60 years old and his address is Box 654, Eastham, Massachusetts 02642.



ISABEL P. DUNST, Board Member. Partner in the law firm of Hogan & Hartson, since 1990. From 1986 to 1990, Deputy General Counsel of the United States Department of Health and Human Services. Until May 1995, she was a Trustee of the Clients Security Fund of the District of Columbia Bar and President of Temple Sinai. Ms. Dunst is 49 years old and her address is c/o Hogan & Hartson, Columbia Square, 555 Thirteenth Street, N.W., Washington, D.C. 20004-1109.

LYLE E. GRAMLEY, Board Member.  Consulting economist since June 1992 and
     Senior Staff Vice President and Chief Economist of Mortgage Bankers Association of America from 1985 to May 1992. Since February 1993, a director of CWM Mortgage Holdings, Inc. and, since February 1996, a director of NUWave Technology, Inc. From 1980 to 1985, member of the Board of Governors of the Federal Reserve System. Mr. Gramley is 69 years old and his address is 12901 Three Sisters Road, Potomac, Maryland 20854.

WARREN B. RUDMAN, Board Member. Since January 1993, Partner in the law firm Paul, Weiss, Rifkind, Wharton & Garrison. From January 1981 to January 1993, Mr. Rudman served as a United States Senator from the State of New Hampshire. Since May 1993, Mr. Rudman has served as a director of Collins & Aikman Corporation. Since January 1993, Mr. Rudman also has served as a director of Chubb Corporation and of the Raytheon Company. He has served as Vice Chairman of the President's Foreign Intelligence Advisory Board since January 1993. From January 1993 to December 1994, Mr. Rudman served as Vice Chairman of the Federal Reserve Bank of Boston. Since 1988, Mr. Rudman has served as a trustee of Boston College and since 1986 as a member of the Senior Advisory Board of the Institute of Politics of the Kennedy School of Government at Harvard University. Mr. Rudman is 65 years old and his address is 1615 L Street, N.W., Suite 1300, Washington D.C. 20036.

     No shareholder meetings will be held for the purpose of electing Board members unless and until such time as less than a majority of the Board members holding office have been elected by shareholders, at which time the Board members then in office will call a shareholders' meeting for the election of Board members. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Board members are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Board member when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     For so long as a Fund's plan described in the sections captioned "Service Plans" or "Shareholder Services Plans" remain in effect, the Board members of such Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

     Board members are entitled to receive an annual retainer and a per meeting fee and reimbursement for their expenses. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation payable to each Board member by each Fund for the fiscal year ended July 31, 1996, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1995, were as follows:

                                                              Total Compensation
                                   Aggregate                    from Funds and
Name of Board                      Compensation from          Fund Complex Paid
Member and Fund                    Fund(1)(2)                 to Board Member

David W. Burke                                                      $253,654
(53)

 Dreyfus New York Municipal Cash Management         $3,500
 Dreyfus Treasury Cash Management                   $5,500

Isabel P. Dunst                                                     $46,500 (8)

 Dreyfus New York Municipal Cash Management         $3,000
 Dreyfus Treasury Cash Management                   $5,000

Lyle E. Gramley                                                     $46,500 (8)

 Dreyfus New York Municipal Cash Management         $3,500
 Dreyfus Treasury Cash Management                   $5,500

Warren B. Rudman                                                    $85,500 (18)

 Dreyfus New York Municipal Cash Management         $3,000
 Dreyfus Treasury Cash Management                   $5,000

_________________________________________


(1) Amount does not include reimbursed expenses for attending Board meetings, which, for all Board members as a group, amounted to $614 for each of Dreyfus New York Municipal Cash Management and Dreyfus Treasury Cash Management.
(2) The aggregate compensation payable to each Board member by each Fund was paid by the Manager. See "Management Agreements."



Officers of the Funds

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer, and a Director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 38 years old.

JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
     General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an associate at Ropes & Gray. He is 32 years old.

ELIZABETH BACHMAN, Vice President and Assistant Secretary.  Assistant Vice
     President of the Distributor and an officer of other investment companies advised or administered by the Manager. She is 26 years old.

DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
     Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.

RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Senior Vice
     President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director of Mutual Funds of The Boston Company, Inc. He is 40 years old.

MARY A. NELSON, Vice President and Assistant Treasurer. Vice President and
     Manager of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 32 years old.

JOSEPH F. TOWER, III, Vice President and Assistant Treasurer. Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 33 years old.

     The address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.


     Each Fund's Board members and officers, as a group, owned less than 1% of such Fund's shares outstanding on November 5, 1996.



     Set forth in Appendix C to this Statement of Additional Information are the shareholders known by each Fund (as indicated) to own of record 5% or more of such Fund's Institutional Shares or Investor Shares outstanding on November 5, 1996. No information is provided for each Fund's Administrative Shares or Participant Shares because such share classes had not been offered prior to the date of this Statement of Additional Information.



     A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


                               MANAGEMENT AGREEMENTS


     The following information supplements and should be read in conjunction with the section in each Fund Prospectus entitled "Management of the Funds."



     The Manager provides management services pursuant to separate Management Agreements (respectively, the "Agreement"), dated August 24, 1994, with each Fund. As to each Fund, the Agreement is subject to annual approval by (i) such Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Agreement was approved by shareholders on August 5, 1994, and was last approved by each Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on May 22, 1996. As to each Fund, the Agreement is terminable without penalty, on not more than 60 days' notice, by the Fund's Board or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Manager. Each Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of the Manager:
W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; Philip L. Toia, Vice Chairman--Operations and Administration and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Elie M. Genadry, Vice President--Institutional Sales; William F. Glavin, Jr., Vice President--Corporate Development; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Jeffrey
N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Systems; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling, directors.


     The Manager manages each Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides each Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. Dreyfus New York Municipal Cash Management's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Karen M. Hand, Stephen C. Kris, Richard J. Moynihan, Jill C. Shaffro, Samuel J. Weinstock and Monica S. Wieboldt. Dreyfus Treasury Cash Management's portfolio managers are Robert Fort, Bernard W. Kiernan, Jr., Garitt Kono, Patricia A. Larkin and Thomas Riordan. The Manager also maintains a research department with a professional staff of securities analysts who provide research services for each Fund as well as for other funds advised by the Manager. All purchases and sales are reported for the respective Board's review at the meeting subsequent to such transactions.



     The Manager maintains office facilities on behalf of each Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     As compensation for the Manager's services under the Agreement, each Fund has agreed to pay the Manager a monthly management fee at the annual rate of .20 of 1% of the value of its average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to investors. The management fees payable by Dreyfus New York Municipal Cash Management and Dreyfus Treasury Cash Management for the fiscal years ended July 31, 1994, 1995 and 1996 were $261,339, $217,769, and $210,603, and $4,804,128, $3,914,096 and $5,232,465, respectively.  The amounts payable by Dreyfus New York Municipal Cash Management and Dreyfus Treasury Cash Management in fiscal 1994 each were reduced pursuant to an agreement by the Manager, resulting in net management fees paid of $192,934 and $4,599,547, respectively.


     As to each Fund, unless the Manager gives Fund investors at least 90 days' notice to the contrary, the Manager, and not the Fund, will be liable for all expenses of the Fund (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i) the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the Fund's average daily net assets and (ii) as to Administrative Shares, Investor Shares and Participant Shares, payments made pursuant to the Fund's Service Plan with respect to such class of shares at the annual rate set forth in such Service Plan. See "Service Plans."



     In addition, each Agreement provides that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed, as to Dreyfus New York Municipal Cash Management, the expense limitation of any state having jurisdiction over the Fund; or, as to Dreyfus Treasury Cash Management, exceed 1 1/2% of the value of the Fund's average net assets for the fiscal year, such Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated on a daily basis, and reconciled and effected or paid, as the case may be, on a monthly basis.



     The aggregate of the fees payable to the Manager is not subject to reduction as the value of such Fund's net assets increases.


                                 HOW TO BUY SHARES


     The following information supplements and should be read in conjunction with the section in each Fund Prospectus entitled "How to Buy Shares."


     The Distributor. The Distributor serves as each Fund's distributor on a best efforts basis pursuant to separate agreements, each of which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain other financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.



     Using Federal Funds. Dreyfus Transfer, Inc., each Fund's transfer and dividend disbursing agent (the "Transfer Agent"), or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer, bank or other financial institution and his order to purchase Fund shares is paid for other than in Federal Funds, the securities dealer, bank or other financial institution, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Fund's Custodian or, with respect to the Dreyfus Treasury Cash Management, the Sub-Custodian.
An order for the purchase of Fund shares placed by an investor with a sufficient Federal Funds or cash balance in his brokerage account with a securities dealer, bank or other financial institution will become effective on the day that the order, including Federal Funds, is received by the Fund's Custodian or, with respect to Dreyfus Treasury Cash Management, the Sub-Custodian.


                                   SERVICE PLANS
                     (ADMINISTRATIVE SHARES, INVESTOR SHARES
                           AND PARTICIPANT SHARES ONLY)

     The following information supplements and should be read in conjunction with the section in the relevant Fund Prospectus for Administrative Shares, Investor Shares and Participant Shares (as applicable) entitled "Service Plan."

     Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Each Fund's Board has adopted such a plan (the "Service Plan") with respect to such Fund's Administrative Shares, Investor Shares and Participant Shares pursuant to which the Fund reimburses the Distributor for distributing such classes of shares and pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing and for providing certain services to shareholders of the respective class of shares. Under the Service Plan, as to each relevant class, the Distributor and Dreyfus may make payments to certain financial institutions, securities dealers and other financial industry professionals (collectively, "Service Agents") in respect to these services. Each Fund's Board believes that there is a reasonable likelihood that the Fund's Service Plan will benefit the Fund and the holders of such Fund's Administrative Shares, Investor Shares and Participant Shares.


     A quarterly report of the amounts expended under each Service Plan, and the purposes for which such expenditures were incurred, must be made to the respective Board for its review. In addition, each Service Plan provides that it may not be amended to increase materially the costs which holders of Administrative Shares, Investor Shares or Participant Shares may bear pursuant to the Service Plan without the approval of the holders of the such class of shares and that other material amendments of the Service Plan must be approved by the Fund's Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Service Plan or in any agreements entered into in connection with the Service Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Fund's Service Plan is subject to annual approval by such vote of its Board members cast in person at a meeting called for the purpose of voting on the Service Plan. Each Service Plan was last so approved by the Board members of the respective Fund at a meeting held on May 22, 1996. Each Service Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Service Plan or in any agreements entered into in connection with the Service Plan or by vote of the holders of a majority of such class of shares.


     Set forth below are the total amounts paid by each Fund pursuant to its Service Plan to (i) the Distributor as reimbursement for distributing Investor Shares ("Distributor Payments") and (ii) to Dreyfus for advertising and marketing Investor Shares and for providing services to holders of Investor Shares ("Dreyfus Payments") for each Fund's fiscal year ended July 31, 1996. No data is provided with respect to Administrative Shares or Participant Shares as such classes had not been offered as of the fiscal year end.



                      Total Amount
                      Paid Pursuant to
                      Service Plan (as to        Distributor     Dreyfus
Name of Fund          Investor Shares only)      Payments        Payments


Dreyfus New York
Municipal Cash
Management                 $ 21,087              $ 21,029   $      58

Dreyfus Treasury
Cash Management            $354,981              $211,182   $143,799




                            SHAREHOLDER SERVICES PLANS
                            (INSTITUTIONAL SHARES ONLY)

     The following information supplements and should be read in conjunction with the section in the relevant Fund Prospectus entitled "Shareholder Services Plan."

     Each Fund, as to its Institutional Shares only, has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund has agreed to reimburse Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.


     A quarterly report of the amounts expended under each Plan, and the purposes for which such expenditures were incurred, must be made to the respective Board for its review. In addition, each Plan provides that material amendments of the Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the Board members of such Fund cast in person at a meeting called for the purpose of voting on the Plan. Each Plan was last so approved at a meeting held on May 22, 1996. Each Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of such Plan.


     For the fiscal year ended July 31, 1996, the amounts payable by each Fund pursuant to its Plan, with respect to Institutional Shares, were borne directly by the Manager pursuant to an agreement in effect. See
"Management Agreements."




                               HOW TO REDEEM SHARES


     The following information supplements and should be read in conjunction with the section in each Fund Prospectus entitled "How to Redeem Shares."


     Redemption by Wire or Telephone. By using this procedure, the investor authorizes the Transfer Agent, to act on wire or telephone redemption instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, each Fund will initiate payment for shares redeemed pursuant to this procedure on the same business day if Dreyfus Institutional Services Division receives the redemption request in proper form (i) by 12:00 p.m., New York time, on such day for Dreyfus New York Municipal Cash Management; or (ii) at its New York office, by 5:00 p.m., New York time; or at its Los Angeles office by 12:00 Noon, California time, on such day for Dreyfus Treasury Cash Management; otherwise such Fund will initiate payment on the next business day. Redemption proceeds will be transferred by Federal Reserve wire only to a bank that is a member of the Federal Reserve System.



     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmission:

                                           Transfer Agent's
           Transmittal Code                Answer Back Sign
           _______________                 ________________

               144295                      144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should inform the operator of the Transfer Agent's answer back sign.



     Redemption Commitment. Each Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities (which may include non-marketable securities) or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.



     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed with respect to either Fund (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's investors.


                         DETERMINATION OF NET ASSET VALUE


     The following information supplements and should be read in conjunction with the section in each Fund Prospectus entitled "How to Buy Shares."



     Amortized Cost Pricing. The valuation of each Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     Each Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Fund's Board, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets will be valued at fair value as determined in good faith by the Fund's Board. With respect to Dreyfus New York Municipal Cash Management, market quotations and market equivalents used in the Board's review are obtained from an independent pricing service (the "Service") approved by the Board. The Service values the Fund's investments based on methods which include consideration of: yields or prices of municipal obligations of comparable quality, coupon, maturity, and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

     The extent of any deviation between the Fund's net asset value per share based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board. If such deviation exceeds 1/2 of 1%, the Fund's Board will consider promptly what action, if any, will be initiated. In the event the Fund's Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange are closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                               SHAREHOLDER SERVICES


     The following information supplements and should be read in conjunction with the section in each Fund Prospectus entitled "Shareholder Services."



     Fund Exchanges. Shares of one class of a Fund may be exchanged for shares of the same class of the other Fund or of Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus Institutional Short Term Treasury Fund (which offers Institutional Shares and Investor Shares only), Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, and Dreyfus Treasury Prime Cash Management. To request an exchange, exchange instructions must be given in writing or by telephone. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on exchange instructions from any person representing himself or herself to be an authorized representative of the investor and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. Shares in certificate form are not eligible for telephone exchange.

     An investor who wishes to redeem shares of one class of shares and purchase shares of the other class of shares of a Fund identified above should contact Dreyfus Institutional Services Division by calling one of the telephone numbers listed on the cover page of this Statement of Additional Information, and should obtain a prospectus for the relevant share class which the investor wishes to purchase.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of one class of a Fund, shares of the same class of the other Fund or of Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus Institutional Short Term Treasury Fund (which offers Institutional Shares and Investor Shares only), Dreyfus Municipal Cash Management Plus, Dreyfus Tax Exempt Cash Management, and Dreyfus Treasury Prime Cash Management. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value. Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if its account falls below the amount designated under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares in certificate form are not eligible for this Privilege.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to investors.


                        DIVIDENDS, DISTRIBUTIONS AND TAXES


     The following information supplements and should be read in conjunction with the section in each Fund Prospectus entitled "Dividends, Distributions and Taxes."



     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Internal Revenue Code of 1986, as amended.


                              PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by either Fund for such purchases.
Purchases from underwriters of portfolio securities may include a concession paid by the issuer to the underwriter and the purchase price paid to, and sales price received from, market makers for securities may reflect the spread between the bid and asked price. No brokerage commissions have been paid by either Fund to date.

     Transactions are allocated to various dealers by the portfolio managers of a Fund in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based on their sale of Fund shares.

     Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising each Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.


                                 YIELD INFORMATION


     The following information supplements and should be read in conjunction with the section in each Fund Prospectus entitled "Yield Information."


     No yield information is provided with respect to each Fund's
Administrative Shares and Participant Shares as such classes of shares had not been offered as of the date of the financial statements incorporated by reference into this Statement of Additional Information.



     For the seven-day period ended July 31, 1996, the yield and effective yield for Institutional Shares and Investor Shares of each Fund were as follows:

Name of Fund and Class                Yield                      Effective Yield


Dreyfus New York Municipal
   Cash Management
     Institutional Shares             3.27%                      3.32%
     Investor Shares                  3.03%                      3.08%

Dreyfus Treasury Cash Management
     Institutional Shares             5.17%                      5.30%
     Investor Shares                  4.92%                      5.04%


     Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The Yield figures for the Fund's Investor Shares take into account distribution and servicing fees under the Fund's Service Plan. As a result, at any given time, the performance of Administrative Shares, Investor Shares, and Participant Shares should be expected to be lower than that of Institutional Shares, the performance of Investor Shares and Participant Shares should be lower than that of Administrative Shares, and the performance of Participant Shares should be expected to be lower than that of Investor Shares.




     As to Dreyfus New York Municipal Cash Management, tax equivalent yield is computed by dividing that portion of the yield or effective yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. Based upon a combined 1996 Federal, New York State and New York City personal income tax rate of 46.60%, the tax equivalent yield for Institutional Shares and Investor Shares of Dreyfus New York Municipal Cash Management for the 7-day period ended July 31, 1996 was 6.12% and 5.67%, respectively. The tax equivalent yield noted above represents the application of the highest Federal, New York State and New York City marginal personal income tax rate currently in effect. For Federal income tax purposes, a 39.6% tax rate has been used. For New York State and New York City personal income tax purposes, tax rates of 7.125% and 4.46%, respectively, have been used. The tax equivalent figure, however, does not include the potential effect of any state or local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rate or yield. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield. From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and not as representative of the Fund's past or future performance.



     Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. An investor's principal in the Fund is not guaranteed.

See "Determination of Net Asset Value" for a discussion of the manner in which a Fund's price per share is determined.

     From time to time, advertising materials for a Fund may refer to or discuss then-current or past economic conditions, developments and/or events, or actual or proposed tax legislation. From time to time, advertising materials for a Fund may also refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute.


                            INFORMATION ABOUT THE FUNDS

     The following information supplements and should be read in conjunction with the section in each Fund Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and nonassessable.

Fund shares have no preemptive, subscription or conversion rights and are freely transferable.

     Each Fund sends annual and semi-annual financial statements to all its shareholders.

     In early 1974, the Manager commenced offering the first money market fund to be widely offered on a retail basis, Dreyfus Liquid Assets, Inc. Money market mutual funds have subsequently grown into a multi-billion dollar industry.

     Each Fund is a member of the Dreyfus Family of Cash Management Funds which are designed to meet the needs of an array of institutional investors. As of October 31, 1996, the total net assets of all of the funds composing the Dreyfus Family of Cash Management Funds amounted to approximately $25 billion.


            TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                             AND INDEPENDENT AUDITORS


     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's transfer and dividend disbursing agent. Under a separate Transfer Agency Agreement with each Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. The fees payable by each Fund to the Transfer Agent are borne directly by the Manager pursuant to an agreement in effect. See "Management Agreements."



     The Bank of New York, 90 Washington Street, New York, New York 10286, is each Fund's custodian.

     Wells Fargo Bank, N.A., 707 Wilshire Boulevard, Los Angeles,
California 90017, serves as sub-custodian for the investments of Dreyfus Treasury Cash Management.

     Dreyfus Transfer, Inc., The Bank of New York, and Wells Fargo Bank, N.A. have no part in determining the investment policies of a Fund or which portfolio securities are to be purchased or sold by a Fund.

     Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for each Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of each Fund.




                                    APPENDIX A

                    INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS


     The financial condition of New York State (the "State") and certain of its public bodies (the "Agencies") and municipalities, particularly New York City (the "City"), could affect the market values and marketability of New York Municipal Obligations which may be held by the Fund. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State, the City and the Municipal Assistance Corporation for the City of New York ("MAC") available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.



     A national recession commenced in mid-1990. The downturn continued through the remainder of the 1990-91 fiscal year, and was followed by a period of weak economic growth during the remainder of the 1991 calendar year. For the calendar year 1992, the national economy continued to recover, although at a rate below all post-war recoveries. The recession was more severe in the State than in other parts of the nation, owing to a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market. The State economy remained in recession until 1993, when employment growth resumed. Since early 1993, the State has gained approximately 100,000 jobs. The State's economy expanded modestly during 1995. Although industries that export goods and services abroad are expected to benefit from the lower dollar, growth will be slowed by government cutbacks at all levels. On an average annual basis, employment growth in 1995 was estimated to be about the same as 1994. Both personal income and wages were estimated to have recorded moderate gains in 1995. Employment growth is expected to slow significantly in 1996 as the pace of national economic growth slackens, entire industries experience consolidations, and governmental employment continues to shrink. Personal income is estimated to increase by approximately 5.0% in 1996.



     The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the 1996-97 fiscal year.



     After adjustments for comparability between fiscal years, the adopted 1996-97 budget projects a year-over-year increase in General Fund disbursements of 0.2%. Adjusted State Funds (excluding federal grants) disbursements are projected to increase by 1.6% from the prior fiscal year. All Governmental Funds projected disbursements increase by 4.1% over the prior fiscal year, after adjustments for comparability.



     The 1996-97 State Financial Plan is projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the State's adopted budget for 1996-97 increases General Fund spending by $842 million, primarily from increases for education, special education and higher education ($563 million). The balance represents funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than-projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources. The total amount of non-recurring resources included in the 1996-97 State budget is projected to be $1.3 billion, or 3.9% of total General Fund receipts.



     The State Financial Plan was based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.



     There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.


     On June 6, 1990, Moody's changed its ratings on all the State's outstanding general obligation bonds from A1 to A. On March 26, 1990 and January 13, 1992, S&P changed its ratings on all of the State's outstanding general obligation bonds from AA- to A and from A to A-, respectively. In February 1991, Moody's lowered its rating on the City's general obligation bonds from A to Baa1 and in July 1995, S&P lowered its rating on such bonds from A- to BBB+. Ratings reflect only the respective views of such organizations, and their concerns about the financial condition of New York State and City, the debt load of the State and City and any economic uncertainties about the region. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant.



     (1) The State, Agencies and Other Municipalities. During the mid-1970s, some of the Agencies and municipalities (in particular, the City) faced extraordinary financial difficulties, which affected the State's own financial condition. These events, including a default on short-term notes issued by the New York State Urban Development Corporation ("UDC") in February 1975, which default was cured shortly thereafter, and a continuation of the financial difficulties of the City, created substantial investor resistance to securities issued by the State and by some of its municipalities and Agencies. For a time, in late 1975 and early 1976, these difficulties resulted in a virtual closing of public credit markets for State and many State related securities.



     In response to the financial problems confronting it, the State developed and implemented programs for its 1977 fiscal year that included the adoption of a balanced budget on a cash basis (a deficit of $92 million that actually resulted was financed by issuing notes that were paid during the first quarter of the State's 1978 fiscal year). In addition, legislation was enacted limiting the occurrence of additional so-called "moral obligation" and certain other Agency debt, which legislation does not, however, apply to MAC debt.



GAAP-Basis Results--1995-96 Fiscal Year. The State completed its 1995-96 fiscal year with a combined Governmental Funds operating surplus of $432 million, which included an operating surplus in the General Fund of $380 million, in the Capital Projects Funds of $276 million and in the Debt Service Funds of $185 million. There was an operating deficit of $409 million in the Special Revenue Funds. The State's Combined Balance Sheet as of March 31, 1996 showed an accumulated deficit in its combined Governmental Funds of $1.23 billion, reflecting liabilities of $14.59 billion and assets of $13.35 billion. This accumulated Governmental Funds deficit includes a $2.93 billion accumulated deficit in the General Fund and an accumulated deficit of $712 million in the Capital Projects Fund type as partially offset by accumulated surpluses of $468 million and $1.94 billion in the Special Revenue and Debt Service fund types, respectively.



GAAP-Basis Results--1994-95 Fiscal Year. The State's Combined Balance Sheet as of March 31, 1995 showed an accumulated deficit in its combined governmental funds of $1.666 billion reflecting liabilities of $14.778 billion and assets of $13.112 billion. This accumulated governmental funds deficit includes a $3.308 billion accumulated deficit in the General Fund, as well as accumulated surpluses in the special Revenue and Debt Service fund types of $877 million and $1.753 billion, respectively, and a $988 million accumulated deficit in the Capital Projects fund type.


     The State completed its 1994-95 fiscal year with a combined Governmental Funds operating deficit of $1.791 billion, which included operating deficits in the General Fund of $1.426 billion, in the Capital Projects Funds of $366 million, and in the Debt Service Funds of $38 million. There was an operating surplus in the Special Revenue Funds of $39 million.


GAAP-Basis Results--1993-94 Fiscal Year. The State reported a General Fund operating surplus of $914 million for the 1993-94 fiscal year, as compared to an operating surplus of $2.065 billion for the prior fiscal year. The 1993-94 fiscal year surplus reflects several major factors, including the cash basis surplus recorded in 1993-94, the use of $671 million of the 1992-93 surplus to fund operating expenses in 1993-94, net proceeds of $575 million in bonds issued by the New York Local Government Assistance Corporation ("LGAC") and the accumulation of a $265 million balance in the Contingency Reserve Fund ("CRF"). Revenues increased $543 million (1.7%) over prior fiscal year revenues with the largest increase occurring in personal income taxes. Expenditures increased $1.659 billion (5.6%) over the prior fiscal year, with the largest increase occurring in State aid for social services programs.



     The Special Revenue fund and Debt Service fund ended 1993-94 with operating surpluses of $149 million and $23 million, respectively. The Capital Projects fund ended with an operating deficit of $35 million.


GAAP-Basis Results--1992-93 Fiscal Year. The State completed its 1992-93 fiscal year with a GAAP-basis operating surplus of $2.065 billion in the General Fund and an accumulated deficit of $2.551 billion. The Combined Statement of Revenues, Expenditures and Changes in Fund Balances reported total revenues of $31.085 billion, total expenditures of $29.337 billion, and net other financing sources and uses of $317 million. The surplus primarily reflects the 1992-93 cash-basis surplus and the net proceeds of $881 million in bonds issued by LGAC.



     The Special Revenue, Debt Service and Capital Projects fund types ended the 1992-93 fiscal year with GAAP-basis operating surpluses of $131 million, $381 million, and $57 million, respectively.



     State Financial Plan--Cash-Basis Results--General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.



     In the State's 1996-97 fiscal year, the General Fund is expected to account for approximately 47% of total Governmental Funds disbursements and 71% of total State Funds disbursements. The General Fund is projected to be balanced on a cash basis for the 1996-97 fiscal year. Total receipts and transfers from other funds are projected to be $33.17 billion, an increase of $365 million from the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $33.12 billion, an increase of $444 million from the total in the prior fiscal year.



     New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. During its last four fiscal years, however, the State recorded balanced budgets on a cash basis, with positive fund balances as described below.



     The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus. The Division of the Budget reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the Tax Stabilization Reserve Fund ("TSRF"), and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.



     The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the Contingency Reserve Fund ("CRF"), and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance includes $237 million on deposit in the TSRF, to be used in the event of any future General Fund deficit as provided under the State Constitution and State Finance Law. In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation. The remaining $9 million reflects amounts on deposit in the Revenue Accumulation Fund. This fund was created to hold certain tax receipts temporarily before their deposit to other accounts.
In addition, $678 million was on deposit in the tax refund reserve account, of which $521 million was necessary to complete the restructuring of the State's cash flow under the New York Local Government Assistance Corporation ("LGAC") program.



     General Fund receipts totaled $32.81 billion, a decrease of 1.1% from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2% from 1994-95 levels.


     The State ended its 1994-95 fiscal year with the General Fund in balance. The $241 million decline in the fund balance reflects the planned use of $264 million from the CRF, partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF.



     General Fund receipts totaled $33.16 billion, an increase of 2.9% from 1993-94 levels. General Fund disbursements totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7% from the previous fiscal year.
The increase in disbursements was primarily the result of one-time litigation costs for the State, funded by the use of the CRF, offset by $188 million in spending reductions initiated in January 1995 to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects.



     The State ended its 1993-94 fiscal year with a General Fund cash surplus, primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. A deposit of $268 million was made to the CRF, with a withdrawal during the year of $3 million, and a deposit of $67 million was made to the TSRF. These three transactions resulted in the change in fund balance of $332 million. In addition, a deposit of $1.14 billion was made to the tax refund reserve account, of which $1.03 billion was available for budgetary purposes in the 1994-95 fiscal year. The remaining $114 million was redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The General Fund closing balance was $399 million, of which $265 million was on deposit in the CRF and $134 million in the TSRF. The CRF was initially funded with a transfer of $100 million attributable to a positive margin recorded in the 1992-93 fiscal year.



     General Fund receipts totaled $32.23 billion, an increase of 2.6% from 1992-93 levels. General Fund disbursements totaled $31.90 billion for the 1993-94 fiscal year, 3.5% higher than the previous fiscal year. Receipts were higher in part due to improved tax collections from renewed State economic growth, although the State continued to lag behind the national economic recovery. Disbursements were higher due in part to increased local assistance costs for school aid and social services, accelerated payment of certain Medicaid expenses, and the cost of an additional payroll for State employees.



Cash-Basis Results--Other Governmental Funds. Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with Federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection, beginning in the 1993-94 fiscal year, of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects Fund types. These revenues are used to support the capital programs of the Department of Transportation and the Metropolitan Transportation Authority ("MTA").



     The Special Revenue Funds account for State receipts from specific sources that are legally restricted in use to specified purposes and include all moneys received from the Federal government. Revenues in Special Revenue Funds in the State's 1995-96 fiscal year increased $1.45 billion over the prior fiscal year as a result of increases in federal grants and lottery revenues. Disbursements from Special Revenue Funds in the State's 1995-96 fiscal year increased $1.21 billion over the prior fiscal year as a result of increased costs for social services programs and an increase in the distribution of lottery proceeds to school districts.



     The Capital Projects Funds are used to finance the acquisition and construction of major capital facilities and to aid local government units and Agencies in financing capital constructions. Revenues in the Capital Projects Funds in the State's 1995-96 fiscal year increased $260 million primarily because a larger share of the petroleum business tax was shifted from the General Fund to the Dedicated Highway and Bridge Trust Fund and by an increase in federal grant revenues. Expenditures increased $194 million because of increased expenditures for education and health and environmental projects.



     The Debt Service Funds serve to fulfill State debt service on long-term general obligation State debt and other State lease/purchase and contractual obligation financing commitments. Revenues in the Debt Service Funds in the State's 1995-96 fiscal year increased $10 million because of increases in both dedicated taxes and mental hygiene patient fees. Expenditures increased $201 million.



     State Borrowing Plan. The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1996-97 fiscal year. The State expects to issue $411 million in general obligation bonds (including $153.6 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $101 million in COPs during the State's 1996-97 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1996-97 fiscal year may change if circumstances require.



     State Agencies. The fiscal stability of the State is related, at least in part, to the fiscal stability of its localities and various of its Agencies. Various Agencies have issued bonds secured, in part, by non-binding statutory provisions for State appropriations to maintain various debt service reserve funds established for such bonds (commonly referred to as "moral obligation" provisions).



     At September 30, 1995, there were 17 Agencies that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 17 Agencies was $73.45 billion as of September 30, 1995. As of March 31, 1995, aggregate Agency debt outstanding as State-supported debt was $27.9 billion and as State-related was $36.1 billion. Debt service on the outstanding Agency obligations normally is paid out of revenues generated by the Agencies' projects or programs, but in recent years the State has provided special financial assistance, in some cases on a recurring basis, to certain Agencies for operating and other expenses and for debt service pursuant to moral obligation indebtedness provisions or otherwise. Additional assistance is expected to continue to be required in future years.



     Several Agencies have experienced financial difficulties in the past. Certain Agencies continue to experience financial difficulties requiring financial assistance from the State. Failure of the State to appropriate necessary amounts or to take other action to permit certain Agencies to meet their obligations could result in a default by one or more of such Agencies. If a default were to occur, it would likely have a significant effect on the marketability of obligations of the State and the Agencies. These Agencies are discussed below.



     The New York State Housing Finance Agency ("HFA") provides financing for multifamily housing, State University construction, hospital and nursing home development, and other programs. In general, HFA depends upon mortgagors in the housing programs it finances to generate sufficient funds from rental income, subsidies and other payments to meet their respective mortgage repayment obligations to HFA, which provide the principal source of funds for the payment of debt service on HFA bonds, as well as to meet operating and maintenance costs of the projects financed. From January 1, 1976 through March 31, 1987, the State was called upon to appropriate a total of $162.8 million to make up deficiencies in the debt service reserve funds of HFA pursuant to moral obligation provisions. The State has not been called upon to make such payments since the 1986-87 fiscal year.



     UDC has experienced, and expects to continue to experience, financial difficulties with the housing programs it had undertaken prior to 1975, because a substantial number of these housing program mortgagors are unable to make full payments on their mortgage loans. Through a subsidiary, UDC is currently attempting to increase its rate of collection by accelerating its program of foreclosures and by entering into settlement agreements.
UDC has been, and will remain, dependent upon the State for appropriations to meet its operating expenses. The State also has appropriated money to assist in the curing of a default by UDC on notes which did not contain the State's moral obligation provision.



     The MTA oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). Through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area. In addition, the Staten Island Rapid Transit Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support and, to the extent available, Federal operating assistance, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.



     Over the past several years the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region (the "Metropolitan Transportation Region") served by the MTA and a special .25% regional sales and use tax--that provide additional revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of .25% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1996-97 State fiscal year, total State assistance to the MTA is estimated at approximately $1.09 billion.



     In 1981, the State Legislature authorized procedures for the adoption, approval and amendment of a five-year plan for the capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment, and also granted certain additional bonding authorization therefor.


     State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $11.98 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"), and authorized the MTA to submit the 1995-99 Capital Program to the Capital Program Review Board for approval. This plan will supersede the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.



     There can be no assurance that such governmental actions will be taken, that sources currently identified will not be decreased or eliminated, or that the 1995-1999 Capital Program will not be delayed or reduced. If the MTA capital program is delayed or reduced because of funding shortfalls or other factors, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.



     The cities, towns, villages and school districts of the State are political subdivisions of the State with the powers granted by the State Constitution and statutes. As the sovereign, the State retains broad powers and responsibilities with respect to the government, finances and welfare of these political subdivisions, especially in education and social services. In recent years the State has been called upon to provide added financial assistance to certain localities.



     Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the last several State fiscal years. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1996-97 fiscal year.



     Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.



     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.



     Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.



     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in the State, other than the City, was approximately $17.7 billion. A small portion (approximately $82.9 million) of this indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1994.



     From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures. If the State, the City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. The longer-range, potential problems of declining city population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.



     Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these litigations are those that involve: (i) the validity and fairness of agreements and treaties by which various Indian tribes transferred title to the State of approximately six million acres of land in central New York; (ii) certain aspects of the State's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (iii) contamination in the Love Canal area of Niagara Falls; (iv) a challenge to the State's practice of reimbursing certain Office of Mental Health patient-care expenses with clients' Social Security benefits; (v) a challenge to the methods by which the State reimburses localities for the administrative costs of food stamp programs; (vi) a challenge to the State's possession of certain funds taken pursuant to the State's Abandoned Property law;
(vii) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (viii) an action, in which the State is a third party defendant, for injunctive or other appropriate relief, concerning liability for the maintenance of stone groins constructed along certain areas of Long Island's shoreline; (ix) actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed the actuarial funding methods for determining contributions to State employee retirement systems; (x) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (xi) an action challenging legislation enacted in 1990 which had the effect of deferring certain employer contributions to the State Teachers' Retirement System and reducing State aid to school districts by a like amount; (xii) a challenge to the constitutionality of financing programs of the Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991 (described below in this Part); (xiii) a challenge to the constitutionality of financing programs of the Metropolitan Transportation Authority and the Thruway Authority authorized by Chapter 56 of the Laws of 1993 (described below in this Part); (xiv) challenges to the delay by the State Department of Social Services in making two one-week Medicaid payments to the service providers;
(xv) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to provisions of Section 2807-c of the Public Health Law which impose 13%, 11% and 9% surcharges on inpatient hospital bills and a bad debt and charity care allowance on all hospital bills paid by such entities; (xvi) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients; (xvii) a challenge to State implementation of a program which reduces Medicaid benefits to certain home-relief recipients; and (xviii) challenges to the rationality and retroactive application of State regulations recelebrating nursing home Medicaid rates.



     (2) New York City. In the mid-1970s, the City had large accumulated past deficits and until recently was not able to generate sufficient tax and other ongoing revenues to cover expenses in each fiscal year. However, the City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. The City's ability to maintain balanced operating results in future years is subject to numerous contingencies and future developments.



     The City's economy, whose rate of growth slowed substantially over the past three years, is currently in recession. During the 1990 and 1991 fiscal years, as a result of the slowing economy, the City has experienced significant shortfalls in almost all of its major tax sources and increases in social services costs, and has been required to take actions to close substantial budget gaps in order to maintain balanced budgets in accordance with the Financial Plan.



     In 1975, the City became unable to market its securities and entered a period of extraordinary financial difficulties. In response to this crisis, the State created MAC to provide financing assistance to the City and also enacted the New York State Financial Emergency Act for the City of New York (the "Emergency Act") which, among other things, created the Financial Control Board (the "Control Board") to oversee the City's financial affairs and facilitate its return to the public credit markets. The State also established the Office of the State Deputy Comptroller ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the Control Board's powers of approval over the City Financial Plan were suspended pursuant to the Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial condition. The City prepares and operates under a four-year financial plan which is submitted annually to the Control Board for review and which the City periodically updates.



     The City's independently audited operating results for each of its fiscal years from 1981 through 1995 show a General Fund surplus reported in accordance with GAAP. The City has eliminated the cumulative deficit in its net General Fund position.



     According to a recent OSDC economic report, the City's economy was slow to recover from the recession and is expected to experience a weak employment situation, and moderate wage and income growth, during the 1995-96 period. Also, Financial Plan reports of OSDC, the Control Board, and the City Comptroller have variously indicated that many of the City's balanced budgets have been accomplished, in part, through the use of non-recurring resource, tax and fee increases, personnel reductions and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; that the City's proposed gap-closing programs, if implemented, would narrow future budget gaps; that these programs tend to rely heavily on actions outside the direct control of the City; and that the City is therefore likely to continue to face futures projected budget gaps requiring the City to reduce expenditures and/or increase revenues. According to the most recent staff reports of OSDC, the Control Board and the City Comptroller during the four-year period covered by the current Financial Plan, the City is relying on obtaining substantial resources from initiatives needing approval and cooperation of its municipal labor unions, Covered Organizations, and City Council, as well as the State and Federal governments, among others, and there can be no assurance that such approval can be obtained.



     The City requires certain amounts of financing for seasonal and capital spending purposes. The City has issued $1.75 billion of notes for seasonal financing purposes during the 1994 fiscal year. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998 for the construction and rehabilitation of the City's infrastructure and other fixed assets. The major capital requirement include expenditures for the City's water supply system, and waste disposal systems, roads, bridges, mass transit, schools and housing. In addition, the City and the Municipal Water Finance Authority issued about $1.8 billion in refunding bonds in the 1994 fiscal year.



     State Economic Trends. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.



     During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.





                                    APPENDIX B



     Description of certain S&P, Moody's and Fitch ratings:



S&P

Municipal Bond Ratings

     An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                        AAA

     Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                        AA

     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

The AA rating may be modified by the addition of a plus or minus designation to show relative standing within the category.

Municipal Note Ratings

                                        SP-1

     The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                                        SP-2

     The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

Commercial Paper Ratings

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

Municipal Bond Ratings

                                        Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                        Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. The modifier 1 indicates a ranking for the security in the higher end of the category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of the category.

Municipal Note Ratings

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

     A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

     Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.


                                   MIG 1/VMIG 1

     This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                                   MIG 2/VMIG 2

     This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial Paper Ratings

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Municipal Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                        AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events.

                                        AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                       F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                        F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                        F-2

     Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.



                                    APPENDIX C



     Set forth below, as to Institutional Shares and Investor Shares of each Fund, are those shareholders of record known by each Fund to own 5% or more of such class of shares of the Fund.



New York Municipal Cash Management

Institutional Shares: Hare & Co., One Wall Street, New York, NY 10286 (Account No. 1 - 12.25%; Account No. 2 - 6.07%).



Investor Shares: (1) Compass Bank, P.O. Box 10566, Birmingham, AL 35296 (30.56%); (2) Royal Farms, Inc., 2101 Avenue X, Brooklyn, NY 11235 (25.12%); (3) CDC Air Conditioning Co., 321 39th Street, Brooklyn, NY 11232 (16.34%); (4) Midtown Electric Supply Corp., 157 W. 18th Street, New York, NY 10011 (13.52%); and (5) Cowen & Co., Financial Square, New York, NY 10005 (7.83%).



Dreyfus Treasury Cash Management

Institutional Shares: (1) Chase Manhattan Bank, 770 Broadway, New York, NY 10003 (8.64%); (2) Bost & Co., 3 Mellon Bank Center, Pittsburgh, PA 15259 (5.83%); and (3) Norwest Bank Minnesota, 733 Marquette Avenue, Minneapolis, MN 55479 (5.65%).



Investor Shares: (1) Harris Trust and Savings Bank, 200 W. Monroe Street, Chicago, IL 60606 (20.53%); (2) Mellon Bank, N.A., 3 Mellon Bank Center, Pittsburgh, PA 15259 (Account No. 1 - 19.47%; Account No. 2 - 17.53%); (3)
First Security Bank of Utah, 5416 Amelia Earhart Drive, Salt Lake City, UT 84125 (8.36%); and (4) Key Capital Markets, 127 Public Square, Cleveland, OH 44114 (6.6%).





     FINANCIAL STATEMENTS and REPORTS OF INDEPENDENT AUDITORS: The financial statements and reports of independent auditors with respect to Dreyfus New York Municipal Cash Management and Dreyfus Treasury Cash Management, each dated July 31, 1996, are incorporated by reference into this Statement of Additional Information dated November 20, 1996. When requesting a copy of this Statement of Additional Information, you will receive the annual report for the Fund(s) in which you are a shareholder.